UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09161

Nuveen California Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report August 31, 2015

NCA
Nuveen California Municipal Value Fund, Inc.

NCB
Nuveen California Municipal Value Fund 2

NKX
Nuveen California AMT-Free Municipal Income Fund

NAC
Nuveen California Dividend Advantage Municipal Fund

NVX
Nuveen California Dividend Advantage Municipal Fund 2

NZH
Nuveen California Dividend Advantage Municipal Fund 3

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	7

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Portfolios of Investments	18

Statement of Assets and Liabilities	71

Statement of Operations	73

Statement of Changes in Net Assets	75

Statement of Cash Flows	77

Financial Highlights	78

Notes to Financial Statements	86

Additional Fund Information	100

Glossary of Terms Used in this Report	101

Reinvest Automatically, Easily and Conveniently	103

Annual Investment Management Agreement Approval Process	104

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.
There may be at least one rate hike before the end of 2015. After all, the U.S. has reached "full employment" by the Fed's standards and growth has resumed-albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.
Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan's fragile growth, and manage China's slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China's central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.
Wall Street is fond of saying "markets don't like uncertainty," and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
October 26, 2015

4	Nuveen Investments

Portfolio Manager's Comments
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Scott R. Romans, PhD, reviews key investment strategies and the six-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX, NAC, NVX and NZH since 2003 and NCB since its inception in 2009.
What key strategies were used to manage these California Funds during the six-month reporting period ended August 31, 2015?
Despite the municipal bond market's considerable price gyrations during the six months, yields ended the reporting period nearly where they started. The U.S. Federal Reserve (Fed) kept the target fed funds rate near zero throughout this reporting period, anchoring rates on the short end of the yield curve and keeping the yield curve steep. In general, California municipal bonds outpaced the overall municipal market return for the reporting period. We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.
We continued to find opportunities to purchase bonds in both the primary and secondary markets that helped keep the Funds fully invested. Overall, our emphasis in purchase activity was on relative value and credit quality, rather than sector. When considering the purchase of a lower rated bond or a slightly less liquid issue, we looked carefully at the compensation offered by the bond in question relative to its credit quality and to other opportunities available in the market. The combination of this reporting period's range-bound volatility and an increase in issuance encouraged municipal issuers to price new issues somewhat more favorably to investors. As a result, this environment provided attractive opportunities to replace some of the 4% and 5% coupon bonds that had been bought at significant premiums for similar structures offering better relative value. These transactions helped bolster the Funds' income distribution capabilities, as well as improve the tax efficiency of the overall portfolios. On a sector basis, in our view one sector wasn't necessarily more appealing than another during this reporting period. But we found the most relative value in the A rated category, which included additions in the higher education and health care sectors, as these sectors tend to have a higher proportion of A rated credits. Especially in the primary market, A rated bonds featured better pricing relative to BBB and AA rated credits. We continued to be more selective within the lower credit quality segments of the market (BBB and below investment grade), as yield spreads on lower rated bonds began to tighten.
Some of the shorter-term, more tactical strategies implemented during this reporting period included increasing exposure to high grade bonds (AA rated, AAA rated, or both). These positions helped keep the Funds fully invested and were intended as short-term holdings that could be easily sold when proceeds were needed to fund a new purchase. We also bought some new issue, 4% coupon structures when the spreads between 4% and 5% coupon bonds were wide, and sold them into the secondary market as spreads tightened. In some of the Funds, we sold tobacco bonds for structures with similar income distribution profiles but less risk.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager's Comments (continued)
Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As with buying, the Funds' sales did not exhibit a clear sector pattern during this reporting period. When cash was needed to fund a purchase, we looked to sell bonds callable within the subsequent six months. Demand from retail investors for shorter call bonds helped bid up their prices, making them more attractive sale candidates for the Funds. The Funds then reinvested the proceeds into bonds with longer call structures.
As of August 31, 2015, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the California Funds perform during the six-month reporting period ended August 31, 2015?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended August 31, 2015. Each Fund's total returns at net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.
For the six months ended August 31, 2015, the total return at common share NAV for NCA, NCB, NAC and NVX trailed the return for the S&P Municipal Bond California Index, while NKX and NZH exceeded the state index return, and all six Funds outperformed the national S&P Municipal Bond Index. For the same period, NKX and NZH beat the average return for the Lipper California Municipal Debt Funds Classification Average, while NCA, NCB, NAC and NVX lagged the Lipper average.
Key management factors that influenced the Funds' returns during this reporting period included credit exposure and sector allocation. Duration and yield curve positioning had a negligible impact on returns during this period. In addition, the use of leverage was an important factor in performance. Among the primary reasons that the returns of NCA and NCB lagged those of the other Funds for this reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in this report.
During this reporting period, lower rated bonds generally outperformed those with higher ratings in California's municipal market. Improving credit fundamentals helped support investor demand for lower rated bonds in the state. In addition to the upgrade in state general obligation bonds, evidence of a turnaround in other sectors further contributed to the stronger relative performance of the lower rated segments. For example, health care bonds benefited from an increase in health care utilization, driven by the improving jobs market. Improvements in the assessed value of California real estate along with an easing of uncertainty about the state's tax allocation sector boosted trading volumes for real estate-related bonds, notably special tax districts, community facilities districts and incremental tax districts. The Funds' overweights to BBB rated, below investment grade and non-rated bonds were beneficial to performance, as were their underweights to AAA and AA rated bonds.
Sector allocation had a modest impact on performance. The tobacco sector was the best performing sector in the California municipal market during this reporting period, as the sector's lower credit quality and higher yields remained in favor with investors. The housing sector also performed strongly, supported by rebounding real estate values and the improving housing market. Tax increment bonds were another leading sector in the State's market. These bonds, which are used to finance infrastructure and redevelopment projects, have benefited from expanding trading volumes after political issues overhanging the sector for the past few years have resolved. The easing of this uncertainty boosted investor confidence in the bonds' ability to cover their debt service payments in the coming years.
An Update Involving Puerto Rico
As noted in the previous Shareholder Fund Report, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy.
In terms of Puerto Rico holdings, shareholders should note that NVX had 1.72%, NCB had no exposure and the other four Funds had allocations of less than 1% at the end of the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt currently is rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
The Nuveen complex's entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.27% of assets under management as of August 31, 2015. As of August 31, 2015, Nuveen's limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

6	Nuveen Investments

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NCA and NCB do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period. For NCA, the impact was less due to the low level of leverage used in the Fund.
As of August 31, 2015, the Funds' percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Effective Leverage*	1.66%	9.58%	33.48%	35.61%	32.12%	38.14%
Regulatory Leverage*	0.00%	0.00%	30.51%	29.51%	30.03%	31.49%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	7

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of August 31, 2015, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

		iMTP Shares		VRDP Shares
		Shares		Shares
		Issued at		Issued at
	Series	Liquidation Value	Series	Liquidation Value	Total
NKX	2018	$36,000,000	2	$35,500,000
			3	$42,700,000
			4	$109,000,000
			5	$104,400,000
		$36,000,000		$291,600,000	$327,600,000
NAC	—	—	1	$136,200,000
			2	$91,000,000
			3	$49,800,000
			4	$105,600,000
			5	$158,900,000
			6	$158,100,000
				$699,600,000	$699,600,000
NVX	—	—	1	$98,000,000	$98,000,000
NZH	—	—	1	$160,000,000	$160,000,000

8	Nuveen Investments

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of August 31, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NCA	NCB	NKX	NAC	NVX	NZH
March 2015	$0.0390	$0.0650	$0.0720	$0.0800	$0.0700	$0.0670
April	0.0390	0.0650	0.0720	0.0800	0.0700	0.0670
May	0.0390	0.0650	0.0720	0.0800	0.0700	0.0670
June	0.0390	0.0650	0.0720	0.0760	0.0700	0.0670
July	0.0390	0.0650	0.0720	0.0760	0.0700	0.0670
August 2015	0.0390	0.0650	0.0720	0.0760	0.0700	0.0670
Market Yield*	4.49%	4.73%	6.07%	6.31%	5.81%	6.15%
Taxable-Equivalent Yield*	6.88%	7.24%	9.30%	9.66%	8.90%	9.42%

*
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of August 31, 2015, the Funds had positive UNII balances based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	9

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Directors/Trustees reauthorized an open –market share repurchase program allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common shares cumulatively repurchased and retired	0	0	0	0	50,700	12,900
Common shares authorized for repurchase	2,570,000	330,000	4,770,000	10,740,000	1,475,000	2,415,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
COMMON SHARE EQUITY SHELF PROGRAMS
During the reporting period, the following Fund was were authorized to issue additional common shares through its ongoing equity shelf programs. Under these programs, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share. Under the equity shelf programs, the Fund is authorized to issue the following number of additional common shares.

NCA
Additional common shares authorized	2,500,000
During the current reporting period, NCA sold common shares through its equity shelf program at a weighted average premium to its NAV per common share as shown in the accompanying table.

NCA
Common shares sold through equity shelf program	299,952
Weighted average premium to NAV per common share sold	1.45%
OTHER COMMON SHARE INFORMATION
As of August 31, 2015, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common share NAV	$10.36	$17.19	$15.64	$15.56	$15.47	$14.41
Common share price	$10.42	$16.50	$14.24	$14.45	$14.46	$13.07
Premium/(Discount) to NAV	0.58%	(4.01)%	(8.96)%	(7.13)%	(6.53)%	(9.30)%
6-month average premium/(discount) to NAV	0.29%	(4.11)%	(6.88)%	(4.54)%	(8.50)%	(7.69)%

10	Nuveen Investments

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NCA, www.nuveen.com/NCB.
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.Nuveen.com/NKX, www.nuveen.com/NAC, www.nuveen.com/NVX, www.nuveen.com/NZH.

Nuveen Investments	11

NCA
Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of August 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NCA at Common Share NAV	0.52%	3.76%	5.82%	5.07%
NCA at Common Share Price	0.16%	7.03%	6.62%	5.72%
S&P Municipal Bond California Index	0.58%	3.14%	5.02%	4.79%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
Lipper California Municipal Debt Funds Classification Average	0.59%	4.75%	7.13%	5.19%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.8%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	2.5%
Net Assets Plus Floating
Rate Obligations	101.7%
Floating Rate Obligations	(1.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.7%
Tax Obligation/General	19.6%
U.S. Guaranteed	18.5%
Health Care	14.0%
Transportation	7.0%
Water and Sewer	6.1%
Other	11.1%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.9%
AA	41.7%
A	16.8%
BBB	8.6%
BB or Lower	8.1%
N/R (not rated)	5.9%
Total	100%

12	Nuveen Investments

NCB
Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of August 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NCB at Common Share NAV	0.47%	4.07%	6.03%	8.15%
NCB at Common Share Price	1.28%	4.96%	6.34%	6.98%
S&P Municipal Bond California Index	0.58%	3.14%	5.02%	6.25%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	5.47%
Lipper California Municipal Debt Funds Classification Average	0.59%	4.75%	7.13%	6.03%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.7%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.7%
Health Care	19.2%
Utilities	14.1%
Tax Obligation/General	12.9%
Water and Sewer	7.2%
Housing/Single Family	5.4%
Consumer Staples	5.2%
Transportation	5.0%
Other	7.3%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.9%
AA	26.1%
A	37.5%
BBB	8.7%
BB or Lower	7.9%
N/R (not rated)	1.9%
Total	100%

Nuveen Investments	13

NKX
Nuveen California AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKX at Common Share NAV	0.79%	5.65%	7.45%	6.02%
NKX at Common Share Price	(0.03)%	8.73%	6.55%	5.93%
S&P Municipal Bond California Index	0.58%	3.14%	5.02%	4.79%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
Lipper California Municipal Debt Funds Classification Average	0.59%	4.75%	7.13%	5.19%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	141.5%
Short-Term Municipal Bonds	1.2%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations, iMTP Shares, at Liquidation Value &VRDP Shares, at Liquidation Value	144.8%
Floating Rate Obligations	(0.9)%
iMTP Shares, at Liquidation Value	(4.8)%
VRDP Shares, at Liquidation Value	(39.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	29.6%
Tax Obligation/General	22.4%
Health Care	13.2%
Water and Sewer	11.3%
U.S. Guaranteed	7.3%
Other	16.2%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	8.2%
AA	52.8%
A	16.0%
BBB	8.8%
BB or Lower	8.5%
N/R (not rated)	5.7%
Total	100%

14	Nuveen Investments

NAC
Nuveen California Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAC at Common Share NAV	0.45%	5.85%	7.83%	6.15%
NAC at Common Share Price	(2.79)%	7.98%	6.75%	5.67%
S&P Municipal Bond California Index	0.58%	3.14%	5.02%	4.79%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
Lipper California Municipal Debt Funds Classification Average	0.59%	4.75%	7.13%	5.19%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.3%
Short-Term Municipal Bonds	1.2%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, at Liquidation Value	147.5%
Floating Rate Obligations	(5.6)%
VRDP Shares, at Liquidation Value	(41.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	24.1%
Tax Obligation/Limited	23.3%
Health Care	19.2%
U.S. Guaranteed	7.9%
Water and Sewer	7.9%
Transportation	5.0%
Other	12.6%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.6%
AA	47.0%
A	19.0%
BBB	10.0%
BB or Lower	8.3%
N/R (not rated)	4.1%
Total	100%

Nuveen Investments	15

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of August 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVX at Common Share NAV	0.47%	5.51%	6.79%	5.88%
NVX at Common Share Price	2.07%	10.09%	6.06%	5.87%
S&P Municipal Bond California Index	0.58%	3.14%	5.02%	4.79%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
Lipper California Municipal Debt Funds Classification Average	0.59%	4.75%	7.13%	5.19%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	140.2%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, at Liquidation Value	143.3%
Floating Rate Obligations	(0.4)%
VRDP Shares, at Liquidation Value	(42.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.2%
Tax Obligation/Limited	19.4%
Health Care	13.1%
Water and Sewer	9.9%
Transportation	7.7%
Utilities	7.7%
U.S. Guaranteed	6.3%
Consumer Staples	5.4%
Other	5.3%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	9.9%
AA	42.0%
A	23.1%
BBB	11.7%
BB or Lower	9.8%
N/R (not rated)	3.5%
Total	100%

16	Nuveen Investments

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of August 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZH at Common Share NAV	0.79%	5.99%	7.43%	5.52%
NZH at Common Share Price	(1.18)%	8.46%	5.72%	5.39%
S&P Municipal Bond California Index	0.58%	3.14%	5.02%	4.79%
S&P Municipal Bond Index	0.21%	2.38%	4.11%	4.44%
Lipper California Municipal Debt Funds Classification Average	0.59%	4.75%	7.13%	5.19%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	141.5%
Short-Term Municipal Bonds	1.3%
Other Assets Less Liabilities	3.4%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, at Liquidation Value	146.2%
Floating Rate Obligations	(0.2)%
VRDP Shares, at Liquidation Value	(46.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	29.5%
Health Care	19.5%
Tax Obligation/General	11.8%
Water and Sewer	10.6%
Transportation	7.5%
Consumer Staples	5.6%
Other	15.5%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	5.4%
AA	50.9%
A	20.5%
BBB	10.6%
BB or Lower	8.6%
N/R (not rated)	4.0%
Total	100%

Nuveen Investments	17

NCA
Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8% (99.6% of Total Investments)
	MUNICIPAL BONDS – 98.8% (99.6% of Total Investments)
	Consumer Staples – 4.2% (4.2% of Total Investments)
$2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	$1,811,680
195	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/15 at 100.00	BBB+	193,752
3,940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	3,349,433
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	2,944,964
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	11/15 at 100.00	B–	2,833,180
13,205	Total Consumer Staples			11,133,009
	Education and Civic Organizations – 0.5% (0.5% of Total Investments)
65	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	65,085
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	507,443
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	796,691
1,215	Total Education and Civic Organizations			1,369,219
	Health Care – 13.5% (13.6% of Total Investments)
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	622,144
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	396,655
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	771,627
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	AA–	642,018
670	5.250%, 8/15/41	8/21 at 100.00	AA–	744,504
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,182,820
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,581,853
3,870	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	4,035,326
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	2,881,358
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	3,187,440
1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,094,700
1,460	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,514,823

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	$3,075,173
1,890	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,905,933
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	3,218,330
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	3,079,133
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,129,348
33,335	Total Health Care			36,063,185
	Housing/Multifamily – 2.2% (2.2% of Total Investments)
1,010	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,110,354
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,165,523
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB	70,605
175	5.250%, 8/15/49	8/24 at 100.00	BBB	189,103
2,275	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	1/16 at 100.00	N/R	2,277,116
1,105	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/16 at 100.00	N/R	1,106,459
5,690	Total Housing/Multifamily			5,919,160
	Housing/Single Family – 0.8% (0.8% of Total Investments)
2,125	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,154,410
40	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	40,720
2,165	Total Housing/Single Family			2,195,130
	Long-Term Care – 1.7% (1.8% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	AA–	4,420,320
180	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/15 at 100.00	BBB+	180,769
4,180	Total Long-Term Care			4,601,089
	Tax Obligation/General – 19.5% (19.6% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013, 5.000%, 2/01/29	No Opt. Call	AA–	1,154,360
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/31	8/24 at 100.00	AA–	1,151,210
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,500	6.000%, 4/01/38	4/19 at 100.00	AA–	2,913,875
1,000	6.000%, 11/01/39	11/19 at 100.00	AA–	1,190,450
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	2,324,140
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	AA–	2,820,550
2,500	5.000%, 2/01/43	No Opt. Call	AA–	2,787,950
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,520,806

Nuveen Investments	19

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2014:
$5,000	5.000%, 5/01/32	5/24 at 100.00	AA–	$5,716,950
1,970	5.000%, 10/01/39	10/24 at 100.00	AA–	2,232,601
6,000	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	682,380
10,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46	No Opt. Call	AA–	2,438,200
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	1,967,420
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	AA+	8,495,375
1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	1,461,491
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	11,942,975
73,765	Total Tax Obligation/General			51,800,733
	Tax Obligation/Limited – 23.5% (23.7% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	11/15 at 100.00	BBB+	1,001,160
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	11/15 at 100.00	AA	3,002,070
1,000	5.625%, 10/01/33 – RAAI Insured	11/15 at 100.00	AA	1,000,140
3,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A+	4,075,365
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	1,404,988
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	1,169,660
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	2,400,100
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	3,369,810
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	1,025,110
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	1,041,050
750	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/16 at 100.00	A–	751,763
8,250	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	9,142,072
675	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	685,091
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
150	5.000%, 9/01/26	9/16 at 100.00	N/R	153,600
355	5.125%, 9/01/36	9/16 at 100.00	N/R	362,735
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	2,563,125
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24	8/19 at 100.00	BBB	857,955

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	$3,859,891
370	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	461,608
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	168,377
5,910	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29	No Opt. Call	AA	5,934,231
160	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	172,619
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
950	5.250%, 9/01/30	9/23 at 100.00	N/R	1,021,193
860	5.750%, 9/01/39	9/23 at 100.00	N/R	934,158
1,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,237,553
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	498,502
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	98,130
2,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	2,012,020
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,114,860
170	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	180,207
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	78,244
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33	2/21 at 100.00	BBB+	77,862
80	7.000%, 8/01/41	2/21 at 100.00	BBB+	95,830
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/15 at 100.00	AA	2,761,303
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
400	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	428,936
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	631,282
780	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	830,895
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	123,915
1,360	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%,12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,400,283
1,925	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	A3	2,001,538
590	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	9/15 at 100.00	N/R	591,050
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	11/15 at 100.00	N/R	1,735,969

Nuveen Investments	21

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	$229,746
58,550	Total Tax Obligation/Limited			62,685,996
	Transportation – 7.0% (7.0% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,153,697
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,121,587
4,010	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,625,094
4,010	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,665,475
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,401,010
185	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	7/16 at 100.00	N/R	186,626
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,353,639
16,180	Total Transportation			18,507,128
	U.S. Guaranteed – 18.3% (18.5% of Total Investments) (4)
2,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	2,570,000
95	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (4)	95,763
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (4)	1,085,010
1,500	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (4)	1,565,550
2,065	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,491,712
410	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (4)	421,554
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (4)	1,783,228
1,500	Los Angeles Unified School District, California, General Obligation Bonds, Election of 2004, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	1,558,695
18,475	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23 (Pre-refunded 9/01/16)	9/16 at 64.56	A (4)	11,879,610
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	AA+ (4)	8,501,790
16,685	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	11,966,147
625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	686,744
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (4)	3,297,300
910	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	AA+ (4)	975,183
58,855	Total U.S. Guaranteed			48,878,286
	Utilities – 1.6% (1.6% of Total Investments)
2,160	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	12/15 at 100.00	N/R	2,113,517

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	$2,124,090
3,960	Total Utilities			4,237,607
	Water and Sewer – 6.0% (6.1% of Total Investments)
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/29	4/23 at 100.00	AA–	1,168,130
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,463,619
2,675	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,817,069
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	5,290,450
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
1,850	5.500%, 1/01/33	1/18 at 100.00	A	2,005,234
3,000	5.500%, 1/01/38	1/18 at 100.00	A	3,228,840
14,900	Total Water and Sewer			15,973,342
$286,000	Total Long-Term Investments (cost $237,169,356)			263,363,884

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.4% (0.4% of Total Investments)
	Health Care – 0.4% (0.4% of Total Investments)
$880	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	$886,054
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	100,688
130	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	130,895
$1,110	Total Short-Term Investments (cost $1,110,000)			1,117,637
	Total Investments (cost $238,279,356) – 99.2%			264,481,521
	Floating Rate Obligations – (1.7)%			(4,490,000)
	Other Assets Less Liabilities – 2.5%			6,527,626
	Net Assets Applicable to Common Shares – 100%			$266,519,147

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	23

NCB
Nuveen California Municipal Value Fund 2
	Portfolio of Investments	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.7% (99.0% of Total Investments)
	MUNICIPAL BONDS – 97.7% (99.0% of Total Investments)
	Consumer Staples – 5.2% (5.2% of Total Investments)
$2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	$1,700,220
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	11/15 at 100.00	B–	1,214,220
3,500	Total Consumer Staples			2,914,440
	Education and Civic Organizations – 2.2% (2.3% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	989,153
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	112,765
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	170,720
1,115	Total Education and Civic Organizations			1,272,638
	Health Care – 17.9% (18.2% of Total Investments)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29	5/19 at 100.00	AA–	1,140,600
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39	7/19 at 100.00	A	2,172,232
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,189,150
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	78,469
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	84,998
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	167,745
850	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	886,312
690	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	731,621
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
125	5.000%, 3/01/41	3/16 at 100.00	A+	127,095
2,000	5.250%, 3/01/45	3/16 at 100.00	A+	2,036,520
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	276,505
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	769,783
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	462,373
9,215	Total Health Care			10,123,403

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.2% (1.2% of Total Investments)
$225	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$247,356
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	76,969
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	288,723
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB	16,293
40	5.250%, 8/15/49	8/24 at 100.00	BBB	43,224
600	Total Housing/Multifamily			672,565
	Housing/Single Family – 5.3% (5.4% of Total Investments)
530	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A	539,593
2,435	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	A	2,456,087
2,965	Total Housing/Single Family			2,995,680
	Tax Obligation/General – 12.7% (12.9% of Total Investments)
2,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	AA–	2,127,580
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34	5/24 at 100.00	AA	2,017,302
4,000	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	454,920
10,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	2,011,900
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA	564,275
18,600	Total Tax Obligation/General			7,175,977
	Tax Obligation/Limited – 23.4% (23.7% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	1,208,560
1,965	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A+	2,271,088
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A+	590,590
160	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/16 at 100.00	A–	160,376
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	2,216,260
145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	147,168
425	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	489,179
80	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	99,807
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	36,081

Nuveen Investments	25

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	$37,760
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	225,737
190	5.750%, 9/01/39	9/23 at 100.00	N/R	206,384
240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	262,843
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	107,631
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	18,399
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	AA–	1,149,810
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA	1,684,065
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	18,056
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33	2/21 at 100.00	BBB+	17,968
15	7.000%, 8/01/41	2/21 at 100.00	BBB+	17,968
125	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	133,746
585	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB+	624,552
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	28,163
1,400	Westlake Village, California, Certificates of Participation, Financing Project, Series 2009, 5.000%, 6/01/39	6/16 at 100.00	AA+	1,431,388
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	48,093
11,810	Total Tax Obligation/Limited			13,231,672
	Transportation – 5.0% (5.0% of Total Investments)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	467,423
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	BBB–	997,682
865	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,006,393
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	338,486
2,430	Total Transportation			2,809,984
	U.S. Guaranteed – 3.8% (3.8% of Total Investments) (4)
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	64,906
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (4)	94,444

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$575	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	$702,972
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29 (Pre-refunded 1/15/16)	1/16 at 100.00	Aa2 (4)	1,281,011
1,830	Total U.S. Guaranteed			2,143,333
	Utilities – 13.9% (14.1% of Total Investments)
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,314,070
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/17	No Opt. Call	A	2,613,238
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	A	2,779,824
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29	1/19 at 100.00	AA–	1,136,060
6,895	Total Utilities			7,843,192
	Water and Sewer – 7.1% (7.2% of Total Investments)
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,132,093
2,000	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 17.884%, 2/01/35 (IF) (5)	2/19 at 100.00	AAA	2,897,440
3,075	Total Water and Sewer			4,029,533
$62,035	Total Long-Term Investments (cost $47,337,055)			55,212,417

Nuveen Investments	27

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.0% (1.0% of Total Investments)
	MUNICIPAL BONDS – 1.0% (1.0% of Total Investments)
	Health Care – 1.0% (1.0% of Total Investments)
$340	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	$342,339
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	100,688
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	100,688
$540	Total Short-Term Investments (cost $540,000)			543,715
	Total Investments (cost $47,877,055) – 98.7%			55,756,132
	Other Assets Less Liabilities – 1.3%			754,302
	Net Assets Applicable to Common Shares – 100%			$56,510,434

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.
28	Nuveen Investments

NKX
Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 141.5% (99.2% of Total Investments)
	MUNICIPAL BONDS – 141.5% (99.2% of Total Investments)
	Consumer Staples – 7.0% (4.9% of Total Investments)
$995	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/15 at 100.00	Baa1	$994,970
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
1,350	5.600%, 6/01/36	12/18 at 100.00	B	1,247,576
325	5.650%, 6/01/41	12/18 at 100.00	B2	294,398
7,780	5.700%, 6/01/46	12/18 at 100.00	B+	7,040,200
95	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/15 at 100.00	BBB+	94,392
2,165	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/15 at 100.00	BBB+	2,164,913
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,570	5.000%, 6/01/33	6/17 at 100.00	B	7,285,443
1,950	5.750%, 6/01/47	6/17 at 100.00	B	1,675,967
13,560	5.125%, 6/01/47	6/17 at 100.00	B	10,632,532
14,820	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	12,225,314
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	11/15 at 100.00	B–	7,016,711
2,000	5.500%, 6/01/45	11/15 at 100.00	B–	1,618,960
62,060	Total Consumer Staples			52,291,376
	Education and Civic Organizations – 2.3% (1.6% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,161,741
35	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	35,046
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 7.125%, 8/01/43	8/23 at 100.00	BB	5,180,439
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	2,007,217
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,740,192
2,000	California State University, Systemwide Revenue Bonds, Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	2,308,360
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	341,439
185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	214,950
4,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	4,144,570
15,485	Total Education and Civic Organizations			17,133,954
	Health Care – 17.7% (12.4% of Total Investments)
3,965	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba3	4,453,171

Nuveen Investments	29

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	$1,811,631
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,344,582
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	No Opt. Call	AA–	1,107,840
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	2,824,870
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	2,207,820
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	1,592,287
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	3,131,240
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	372,252
10,265	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	10,679,911
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	819,345
685	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	A–	702,022
4,920	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.384%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	6,326,674
4,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,249,920
	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
2,995	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	AA–	3,140,527
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	6,755,840
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
835	5.250%, 7/01/24	11/15 at 100.00	CCC	750,231
2,740	5.250%, 7/01/30	11/15 at 100.00	CCC	2,462,383
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	757,412
11,335	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	11,524,975
5,020	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	5,119,496
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,165,187
6,160	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	6,990,060
7,555	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,385,597
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,661,900
1,690	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,704,247
2,600	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	2,839,980

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
$9,250	6.625%, 11/01/29	11/19 at 100.00	Ba1	$10,230,685
7,500	6.750%, 11/01/39	11/19 at 100.00	Ba1	8,210,025
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
1,500	6.000%, 11/01/30	11/20 at 100.00	Ba1	1,611,165
2,595	6.000%, 11/01/41	11/20 at 100.00	Ba1	2,755,293
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,036,470
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,034,255
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	AA–	1,052,420
122,065	Total Health Care			131,811,713
	Housing/Multifamily – 2.5% (1.8% of Total Investments)
480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	527,693
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	170,430
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	404,212
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club Series 2013A:
2,000	5.625%, 11/15/33	11/23 at 100.00	BBB	2,209,100
8,000	6.000%, 11/15/48	11/23 at 100.00	BBB	9,010,400
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB	282,420
705	5.250%, 8/15/49	8/24 at 100.00	BBB	761,816
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	A–	3,509,990
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	720,739
185	5.000%, 6/15/49	6/24 at 100.00	A	198,314
1,060	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	11/15 at 100.00	AA–	1,062,152
17,150	Total Housing/Multifamily			18,857,266
	Housing/Single Family – 0.1% (0.1% of Total Investments)
885	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A	901,019
	Long-Term Care – 1.1% (0.8% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	AA–	3,494,310
1,575	California Health Facilities Financing Authority, Insured Revenue Bonds, California-Nevada Methodist Homes, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	AA–	1,626,865
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/39	7/25 at 100.00	AA–	1,455,818
1,500	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2007A, 5.125%, 4/01/37	4/17 at 100.00	BBB+	1,541,040
7,375	Total Long-Term Care			8,118,033

Nuveen Investments	31

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 32.0% (22.4% of Total Investments)
$3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	$3,478,950
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	AA–	1,195,380
4,910	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 10/01/32	10/24 at 100.00	AA–	5,643,505
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	AA–	2,797,558
1,300	5.500%, 11/01/39	11/19 at 100.00	AA–	1,512,680
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	AA–	7,234,560
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	No Opt. Call	AA–	2,280,580
4,090	5.000%, 9/01/41	9/21 at 100.00	AA–	4,562,272
2,625	5.000%, 10/01/41	10/21 at 100.00	AA–	2,931,889
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	AA–	3,948,770
2,000	5.000%, 2/01/43	No Opt. Call	AA–	2,230,360
5,520	5.000%, 11/01/43	11/23 at 100.00	AA–	6,211,987
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	AA–	2,787,918
9,000	5.000%, 12/01/43	12/23 at 100.00	AA–	10,138,230
9,000	5.000%, 10/01/44	10/24 at 100.00	AA–	10,109,520
9,795	4.000%, 11/01/44	11/24 at 100.00	AA–	9,922,335
8,000	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	AA–	9,017,920
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA	5,711,438
12,050	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	13,167,396
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA	2,780,300
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AA	3,886,953
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AA	3,934,064
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AA	3,462,456
7,100	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	AA	8,662,566
	Tender Option Bond Trust 2015-XF0111, 9.652%, 2/01/16 – AGM Insured (IF)
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA	6,200,640
2,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2015A, 5.000%, 8/01/30	8/24 at 100.00	AA+	2,350,200
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C, 5.000%, 7/01/29	No Opt. Call	Aa2	5,917,700
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured	8/25 at 100.00	AA	3,732,300
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA	3,174,030
10,080	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA–	5,722,517
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	986,513
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	AA–	6,423,916

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 17.918%, 8/01/17 (IF)	No Opt. Call	AAA	$2,249,940
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured	8/24 at 100.00	AA	3,218,246
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	3,106,700
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
23,280	7.400%, 8/01/47 – AGC Insured	8/37 at 100.00	AA	18,326,015
38,845	0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA	30,632,778
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	9,350,912
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	4,031,795
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	4,777,763
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,098,260
278,305	Total Tax Obligation/General			238,909,812
	Tax Obligation/Limited – 42.2% (29.6% of Total Investments)
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/17 at 100.00	BBB	2,035,500
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	702,553
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	11/15 at 100.00	AA	1,000,140
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	11/15 at 100.00	AA	7,926,975
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	2,719,260
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	11/15 at 100.00	AA+	1,219,945
1,535	5.000%, 12/01/20 – AMBAC Insured	11/15 at 100.00	AA+	1,541,232
1,615	5.000%, 12/01/21 – AMBAC Insured	11/15 at 100.00	AA+	1,621,557
1,695	5.000%, 12/01/22 – AMBAC Insured	11/15 at 100.00	AA+	1,701,882
1,780	5.000%, 12/01/23 – AMBAC Insured	11/15 at 100.00	AA+	1,787,227
1,865	5.000%, 12/01/24 – AMBAC Insured	11/15 at 100.00	AA+	1,872,572
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A+	8,194,270
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	No Opt. Call	A+	3,169,189
2,065	5.000%, 4/01/31	No Opt. Call	A+	2,333,698
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	11/15 at 100.00	A+	4,023,040
3,100	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 – SYNCORA GTY Insured	11/15 at 100.00	A+	3,124,583
5,920	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	11/15 at 100.00	A+	5,945,930
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	22,870,029

Nuveen Investments	33

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	No Opt. Call	A+	$2,255,526
5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	5,848,300
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	2,400,100
3,020	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,080,430
1,430	Cloverdale Community Development Agency, California, Tax Allocation Bonds, Cloverdale Redevelopment Project, Refunding Series 2006, 5.000%, 8/01/36 – AMBAC Insured	8/16 at 100.00	N/R	1,437,579
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,284,649
530	5.750%, 8/01/26	8/20 at 100.00	N/R	569,172
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	11/15 at 100.00	AA–	3,148,491
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
8,425	5.000%, 1/01/21 – AMBAC Insured	1/16 at 100.00	A2	8,444,041
5,000	5.250%, 1/01/34 – AMBAC Insured	1/16 at 100.00	A2	5,005,800
350	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/16 at 100.00	A–	350,823
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,093,710
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,132,910
33,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	36,284,159
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	425,162
3,345	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,393,904
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,777,503
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,318,378
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,985	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,019,281
710	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	720,615
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	76,800
175	5.125%, 9/01/36	9/16 at 100.00	N/R	178,813
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,210,372
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,242,309
1,375	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,470,246
2,000	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,311,040

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
$2,505	4.750%, 8/01/23 – NPFG Insured	8/17 at 100.00	AA–	$2,557,830
2,425	4.750%, 8/01/27 – NPFG Insured	11/15 at 102.00	AA–	2,466,443
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	2/16 at 100.00	AA–	3,524,850
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	6,199,842
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	3/16 at 100.00	AA–	1,505,865
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	593,978
9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	9,556,628
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	11/15 at 100.00	AA–	3,233,262
1,000	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	3/16 at 100.00	N/R	1,007,750
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	212,090
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	78,175
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA	3,107,691
3,300	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	3,385,107
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.000%, 4/01/25 – NPFG Insured	4/16 at 100.00	AA–	5,008,450
600	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	647,322
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
3,810	5.250%, 9/01/30	9/23 at 100.00	N/R	4,095,521
3,430	5.750%, 9/01/39	9/23 at 100.00	N/R	3,725,769
2,000	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33	9/23 at 100.00	N/R	2,193,860
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	591,397
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	842,300
7,200	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,140,480
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	237,922
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,221,616
3,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/15 at 100.00	BBB+	3,002,520
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	49,065
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	707,157
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,880,595

Nuveen Investments	35

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	11/15 at 100.00	AA–	$1,003,800
4,475	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	4,551,165
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	1,509,015
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	428,952
1,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,647,165
3,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A+	3,285,540
2,630	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	9/15 at 100.00	AA–	2,630,132
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,114,860
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	11/15 at 100.00	AA–	1,481,761
690	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	731,428
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	2,010,555
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA	2,233,020
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	36,113
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33	2/21 at 100.00	BBB+	35,936
40	7.000%, 8/01/41	2/21 at 100.00	BBB+	47,915
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	413,581
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA	5,828,822
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	11/15 at 100.00	AA	4,016,440
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	11/15 at 100.00	AA–	3,322,843
5,025	5.000%, 8/01/28 – NPFG Insured	11/15 at 100.00	AA–	5,044,095
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	107,234
1,110	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,187,667
360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	383,490
1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 5.000%, 9/01/36	9/22 at 100.00	N/R	1,057,820
3,000	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	12/15 at 100.00	A–	3,039,150

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	$56,325
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	11/15 at 100.00	AA–	3,499,685
	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A:
3,565	5.000%, 9/01/25 – AGM Insured	9/15 at 100.00	AA	3,578,547
5,510	5.000%, 9/01/28 – AGM Insured	9/15 at 100.00	AA	5,530,938
2,980	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	3/16 at 101.00	N/R	2,968,974
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	11/15 at 100.00	AA–	2,176,805
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,352,757
3,250	5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AA	3,681,015
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	5,006,610
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,081,363
4,235	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,603,149
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA	7,039,680
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	114,220
307,780	Total Tax Obligation/Limited			314,881,747
	Transportation – 5.9% (4.1% of Total Investments)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	1,251,286
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	7,987,613
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
14,885	5.750%, 1/15/46	1/24 at 100.00	BBB–	17,168,210
14,885	6.000%, 1/15/53	1/24 at 100.00	BBB–	17,318,101
37,635	Total Transportation			43,725,210
	U.S. Guaranteed – 10.4% (7.3% of Total Investments) (4)
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 (Pre-refunded 8/01/16) – FGIC Insured	8/16 at 100.00	AA– (4)	1,490,664
780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	801,840
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.539%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (4)	310,681
45	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (4)	45,361
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,643,710
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	2,861,595

Nuveen Investments	37

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.291%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	$1,347,566
1,815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (4)	1,969,293
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (4)	1,043,700
805	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	3/16 at 100.00	N/R (4)	826,485
230	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/28 (Pre-refunded 10/02/15) – AGM Insured	10/15 at 100.00	AA (4)	230,874
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	Aaa	5,414,400
1,685	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (4)	1,732,483
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	7,757,160
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 (Pre-refunded 4/01/16) – AMBAC Insured	4/16 at 100.00	A (4)	5,141,200
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (4)	888,691
12,230	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Subordinate Series 2005B, 5.000%, 10/01/34 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA– (4)	12,279,408
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (4)	5,447,900
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	357,107
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA (4)	1,375,291
10,740	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA (4)	1,890,884
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA (4)	3,457,977
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA (4)	1,891,662
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA (4)	3,265,914
9,085	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (4)	9,985,324
2,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	A (4)	2,082,520
134,937	Total U.S. Guaranteed			77,539,690
	Utilities – 4.2% (2.9% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A	2,799,383
1,835	5.500%, 11/15/37	No Opt. Call	A	2,165,392
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	11,265,200
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	5,020,183
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.014%, 7/01/20 (IF) (5)	No Opt. Call	AA–	5,647,800
100	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	11/15 at 100.00	N/R	100,232

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	$1,135,030
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/37	7/24 at 100.00	AA–	3,398,848
26,430	Total Utilities			31,532,068
	Water and Sewer – 16.1% (11.3% of Total Investments)
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA	13,954,775
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	13,281,304
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
8,000	5.000%, 7/01/37	No Opt. Call	Baa3	8,246,880
12,200	5.000%, 11/21/45	No Opt. Call	Baa3	12,565,512
1,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	1,191,240
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	3,279,660
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	2,288,385
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA	18,137,599
12,890	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	14,620,096
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/44	6/25 at 100.00	AA+	10,836,650
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,283,600
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,985,870
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.543%, 7/01/35 (IF) (5)	7/19 at 100.00	AAA	1,019,204
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,547,100
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	2,884,250
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	9,826,920
108,810	Total Water and Sewer			119,949,045
$1,118,917	Total Long-Term Investments (cost $951,777,625)			1,055,650,933

Nuveen Investments	39

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2% (0.8% of Total Investments)
	MUNICIPAL BONDS – 1.2% (0.8% of Total Investments)
	Health Care – 1.2% (0.8% of Total Investments)
$6,940	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	$6,987,747
675	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	679,644
1,030	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	1,037,087
$8,645	Total Short-Term Investments (cost $8,645,000)			8,704,478
	Total Investments (cost $960,422,625) – 142.7%			1,064,355,411
	Floating Rate Obligations – (0.9)%			(6,755,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Value – (4.8)% (7)			(36,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.1)% (8)			(291,600,000)
	Other Assets Less Liabilities – 2.1%			16,092,932
	Net Assets Applicable to Common Shares – 100%			$746,093,343

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Institutional MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 3.4%.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

NAC
Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.3% (99.1% of Total Investments)
	MUNICIPAL BONDS – 144.3% (99.1% of Total Investments)
	Consumer Staples – 7.0% (4.8% of Total Investments)
$3,305	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/15 at 100.00	Baa1	$3,304,901
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
11,840	5.600%, 6/01/36	12/18 at 100.00	B	10,941,699
13,060	5.650%, 6/01/41	12/18 at 100.00	B2	11,830,270
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
1,855	4.250%, 6/01/21	11/15 at 100.00	BBB+	1,843,128
3,500	5.250%, 6/01/45	11/15 at 100.00	B–	2,875,390
3,995	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	11/15 at 100.00	Baa1	3,991,045
5,430	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/15 at 100.00	BBB+	5,429,783
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,375	5.000%, 6/01/33	6/17 at 100.00	B	11,370,221
17,775	5.750%, 6/01/47	6/17 at 100.00	B	15,277,079
5,075	5.125%, 6/01/47	6/17 at 100.00	B	3,979,358
45,585	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	37,603,977
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,500	5.375%, 6/01/38	11/15 at 100.00	B–	7,058,230
1,250	5.500%, 6/01/45	11/15 at 100.00	B–	1,011,850
134,545	Total Consumer Staples			116,516,931
	Education and Civic Organizations – 4.5% (3.1% of Total Investments)
2,225	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	2,461,785
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	3,107,820
2,000	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	2,007,600
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	4,540,121
605	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	605,793
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,628,115
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	Aa1	10,611,400
2,470	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 17.695%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	3,530,914
2,740	California Infrastructure and Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	11/15 at 100.00	Aa3	2,750,987
3,980	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education?Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	4,488,047
Nuveen Investments	41

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/38	10/23 at 100.00	Baa1	$1,073,450
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa1	2,855,775
6,000	California State Public Works Board, Lease Revenue Bonds, California State University Projects, Series 1997C, 5.400%, 10/01/22	10/15 at 100.00	Aa3	6,025,680
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	9/15 at 100.00	A1	4,055,040
5,000	California State University, Systemwide Revenue Bonds, Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	5,770,900
2,750	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	3,049,255
4,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	4,893,959
1,815	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,108,830
9,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	9,187,470
69,625	Total Education and Civic Organizations			75,752,941
	Health Care – 26.6% (18.3% of Total Investments)
3,705	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	4,107,882
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36	3/21 at 100.00	Ba3	3,357,750
16,405	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	18,233,009
5,100	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	5,716,998
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	1,379,888
3,135	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	3,552,896
6,200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	6,933,460
6,420	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	7,133,904
3,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	3,433,350
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A
7,250	5.250%, 11/15/46	11/16 at 100.00	AA–	7,543,045
49,980	5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	52,000,192
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B:
2,470	6.000%, 8/15/42	8/20 at 100.00	AA–	2,921,565
6,530	6.000%, 8/15/42 (UB)	8/20 at 100.00	AA–	7,723,815
3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	4,145,886
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
7,150	5.250%, 2/01/27	2/17 at 100.00	A–	7,455,448
7,415	5.250%, 2/01/46	2/17 at 100.00	A–	7,599,263
3,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/45	3/26 at 100.00	A	3,305,220

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,335	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	$1,473,693
21,090	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	23,149,649
7,190	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.384%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	9,245,985
23,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	27,352,712
1,440	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,496,678
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
13,350	5.250%, 7/01/24	11/15 at 100.00	CCC	11,994,708
7,405	5.250%, 7/01/30	11/15 at 100.00	CCC	6,654,725
150	5.250%, 7/01/35	11/15 at 100.00	CCC	135,066
10,000	5.000%, 7/01/39	11/15 at 100.00	CCC	8,948,100
3,230	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,351,287
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
24,220	5.000%, 3/01/41	3/16 at 100.00	A+	24,625,927
2,355	5.250%, 3/01/45	3/16 at 100.00	A+	2,398,002
9,980	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	10,177,804
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,373,890
3,385	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	3,841,129
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A:
200	5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	213,238
17,470	5.000%, 8/15/38 – AMBAC Insured (UB) (4)	8/17 at 100.00	AA–	18,626,339
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A:
3,355	5.000%, 11/15/43	11/15 at 100.00	AA–	3,383,283
4,045	5.000%, 11/15/43 – AMBAC Insured (UB) (4)	11/15 at 100.00	AA–	4,079,099
5,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, 5.250%, 11/15/48	5/18 at 100.00	AA–	5,349,600
4,565	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.885%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	5,302,795
8,615	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	9,581,431
6,200	Madera County, California, Certificates of Participation, Valley Children's Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	9/15 at 100.00	AA–	6,219,654
11,400	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	12,452,220
740	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	776,208
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
10,500	6.625%, 11/01/29	11/19 at 100.00	Ba1	11,613,210
6,885	6.750%, 11/01/39	11/19 at 100.00	Ba1	7,536,803

Nuveen Investments	43

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$27,035	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	$28,704,952
17,225	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	17,853,196
11,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	14,297,048
2,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	AA–	2,736,292
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A–	12,358,500
414,355	Total Health Care			444,846,794
	Housing/Multifamily – 1.7% (1.2% of Total Investments)
8,965	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	9,855,762
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,015,589
3,580	5.500%, 8/15/47	8/22 at 100.00	BBB	3,936,389
2,980	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	3,441,572
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
590	5.250%, 8/15/39	8/24 at 100.00	BBB	640,876
1,590	5.250%, 8/15/49	8/24 at 100.00	BBB	1,718,138
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A–	1,297,945
25,475	Total Housing/Multifamily			27,906,271
	Housing/Single Family – 1.5% (1.0% of Total Investments)
16,790	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2006M, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	A	16,825,931
4,870	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A	4,953,326
2,395	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.619%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	2,419,549
365	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	371,566
100	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)	2/16 at 100.00	A	101,394
24,520	Total Housing/Single Family			24,671,766
	Industrials – 0.3% (0.2% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	4,337,836
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	16,128
9,175	Total Industrials			4,353,964
	Long-Term Care – 0.5% (0.3% of Total Investments)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	AA–	8,153,390
175	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/15 at 100.00	BBB+	175,747
7,175	Total Long-Term Care			8,329,137

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 35.0% (24.1% of Total Investments)
$4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	AA	$3,024,904
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,478,950
2,325	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/30 – AMBAC Insured	8/16 at 50.16	A+	1,136,274
8,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013, 5.000%, 2/01/29	No Opt. Call	AA–	9,234,880
5,245	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/36	No Opt. Call	AA–	5,934,718
	California State, General Obligation Bonds, Various Purpose Refunding Series 2014:
4,690	5.000%, 8/01/31	8/24 at 100.00	AA–	5,399,175
4,000	5.000%, 8/01/33	8/24 at 100.00	AA–	4,567,920
12,000	5.000%, 10/01/33	10/24 at 100.00	AA–	13,731,360
2,875	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/32	2/25 at 100.00	AA–	3,318,095
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 – FGIC Insured	11/15 at 100.00	Aa3	140,641
3,200	California State, General Obligation Bonds, Various Purpose Series 2008, 5.125%, 4/01/33	4/18 at 100.00	AA–	3,497,088
	California State, General Obligation Bonds, Various Purpose Series 2009:
64,195	6.000%, 11/01/39	11/19 at 100.00	AA–	76,420,938
5,005	5.500%, 11/01/39	11/19 at 100.00	AA–	5,823,818
	California State, General Obligation Bonds, Various Purpose Series 2010:
14,000	6.000%, 3/01/33	3/20 at 100.00	AA–	16,880,640
13,100	5.500%, 3/01/40	3/20 at 100.00	AA–	15,223,117
10,605	5.250%, 11/01/40	11/20 at 100.00	AA–	12,362,249
	California State, General Obligation Bonds, Various Purpose Series 2011:
7,215	5.250%, 10/01/28	No Opt. Call	AA–	8,416,730
10,520	5.000%, 9/01/31	No Opt. Call	AA–	11,995,851
12,725	5.000%, 9/01/41	9/21 at 100.00	AA–	14,194,356
14,915	5.000%, 10/01/41	10/21 at 100.00	AA–	16,658,713
	California State, General Obligation Bonds, Various Purpose Series 2013:
7,475	5.000%, 4/01/37	4/23 at 100.00	AA–	8,433,445
7,255	5.000%, 2/01/43	No Opt. Call	AA–	8,090,631
15,145	5.000%, 4/01/43	4/23 at 100.00	AA–	16,924,083
5,000	5.000%, 11/01/43	11/23 at 100.00	AA–	5,626,800
	California State, General Obligation Bonds, Various Purpose Series 2014:
22,970	5.000%, 5/01/32	5/24 at 100.00	AA–	26,263,668
8,910	5.000%, 10/01/39	10/24 at 100.00	AA–	10,097,703
10,245	5.000%, 12/01/43	12/23 at 100.00	AA–	11,540,685
20,000	4.000%, 11/01/44	11/24 at 100.00	AA–	20,260,000
	California State, General Obligation Bonds, Various Purpose Series 2015:
9,500	5.000%, 3/01/45	3/25 at 100.00	AA–	10,708,780
3,065	4.000%, 8/01/45 (WI/DD, Settling 9/09/15)	8/25 at 100.00	AA–	3,105,060
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	AA–	4,067,910
5,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	5,928,060
25,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	4,989,750
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	6,216,462
3,610	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA	3,730,718

Nuveen Investments	45

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	$3,079,892
7,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2015A, 5.000%, 8/01/31	8/24 at 100.00	AA+	8,189,510
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C:
5,000	5.000%, 7/01/29	No Opt. Call	Aa2	5,917,700
10,000	5.000%, 7/01/30	No Opt. Call	Aa2	11,753,500
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	2,763,400
10,765	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	7,306,744
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	868,205
1,250	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,384,100
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	AA–	3,155,585
5,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	5,536,400
8,250	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	8,115,608
28,000	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	7,527,240
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	7,357,090
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 17.918%, 8/01/17 (IF)	No Opt. Call	AAA	2,774,926
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	3,326,272
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,735,656
5,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	5,922,759
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	3,040,736
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	15,407,080
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,616,142
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,698,048
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
2,820	5.500%, 8/01/38	8/24 at 100.00	Aa3	3,341,249
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,064,510
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2012C, 5.000%, 8/01/26	8/22 at 100.00	Aa3	2,273,504
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	80,245,804
2,400	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	2,635,824
653,220	Total Tax Obligation/General			585,461,656

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 34.0% (23.3% of Total Investments)
$1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	$1,536,800
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	11/15 at 100.00	AA	3,372,325
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
5,000	5.250%, 9/01/30	9/23 at 100.00	A+	5,888,250
11,000	5.250%, 9/01/32	9/23 at 100.00	A+	12,850,970
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	7,867,930
3,070	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.250%, 12/01/16 – AMBAC Insured	11/15 at 100.00	A+	3,082,955
2,030	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002C, 5.250%, 3/01/21 – AMBAC Insured	11/15 at 100.00	A+	2,038,140
1,575	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D, 5.500%, 6/01/20	11/15 at 100.00	A+	1,581,647
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	19,568,331
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A+	1,145,710
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32	6/23 at 100.00	A+	1,141,050
10,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	12,456,879
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	8,232,343
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/33	No Opt. Call	A+	2,981,277
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	11,227,779
9,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A+	10,115,910
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	3,407,536
3,205	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,269,132
	Commerce Community Development Commission, California, Tax Allocation Refunding Bonds, Merged Area Development Projects 2 and 3, Series 1998A:
470	5.650%, 8/01/18	2/16 at 100.00	N/R	470,992
2,765	5.700%, 8/01/28	2/16 at 100.00	N/R	2,767,184
4,480	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	11/15 at 100.00	AA	4,485,734
4,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	4,264,663
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	11/15 at 100.00	A+	1,598,461
6,655	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/16 at 100.00	A–	6,670,639
1,555	Fontana, California, Special Tax Bonds, Community Facilities District 2 Heritage Village, Refunding Series 1998A, 5.250%, 9/01/17 – NPFG Insured	9/15 at 100.00	AA–	1,590,236
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,093,710

Nuveen Investments	47

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,980	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.500%, 3/01/22 – AMBAC Insured	11/15 at 100.00	A	$3,997,552
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,132,910
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A:
15,265	5.000%, 6/01/40	6/25 at 100.00	A+	16,915,604
60,235	5.000%, 6/01/45	6/25 at 100.00	A+	66,229,586
	Hawthorne Community Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2006:
1,770	5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,797,842
3,865	5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,941,604
	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A:
1,750	5.000%, 9/01/25 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	1,751,628
6,690	5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	6,692,542
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,568,385
2,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	2,707,350
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	4,932,720
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,460	5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,489,244
2,435	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,477,052
2,075	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	2,106,021
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
1,475	5.000%, 9/01/26	9/16 at 100.00	N/R	1,510,400
3,395	5.125%, 9/01/36	9/16 at 100.00	N/R	3,468,977
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A–	598,783
1,900	5.000%, 9/01/30	9/24 at 100.00	A–	2,134,004
1,220	5.000%, 9/01/31	9/24 at 100.00	A–	1,363,240
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	BBB+	2,116,503
675	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	690,350
12,820	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	12,840,384
5,080	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	5,570,525
1,625	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 6.750%, 9/01/26	9/21 at 100.00	A–	2,012,335
1,900	Modesto, California, Special Tax Bonds, Community Facilties District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	BBB–	2,123,079
5,720	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	5,848,757
1,850	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.900%, 9/01/27	11/15 at 100.00	N/R	1,854,681
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
3,250	6.500%, 8/01/24	8/21 at 100.00	A–	4,054,668
3,000	7.000%, 8/01/32	8/21 at 100.00	A–	3,746,070

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	$1,122,870
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
3,775	5.875%, 3/01/32	3/20 at 100.00	A+	4,401,310
1,500	6.000%, 3/01/36	3/20 at 100.00	A+	1,759,005
1,210	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,455,255
3,605	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/15 at 100.00	A+	3,619,492
695	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	11/15 at 100.00	AA–	697,947
29,800	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	36,580,692
1,180	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	9/15 at 100.00	N/R	1,206,762
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	11/15 at 100.00	A–	1,003,800
1,365	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	1,472,658
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
8,520	5.250%, 9/01/30	9/23 at 100.00	N/R	9,158,489
7,655	5.750%, 9/01/39	9/23 at 100.00	N/R	8,315,091
9,435	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/15 at 100.00	N/R	9,450,473
15,070	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	16,504,363
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A	6,416,988
13,655	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	2,162,952
3,920	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	4,441,203
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	11/15 at 100.00	AA–	1,506,015
1,500	5.000%, 9/01/20 – NPFG Insured	11/15 at 100.00	AA–	1,505,820
1,500	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	BBB+	1,501,170
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,952,699
705	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	864,774
2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A	3,327,271
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	600,205
710	5.000%, 9/01/42	9/22 at 100.00	N/R	752,238
35	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	2/16 at 100.00	N/R	35,699
3,540	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	AA–	3,619,685

Nuveen Investments	49

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,645	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	$2,660,896
385	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	N/R	415,265
8,625	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, 300 Richards Boulevard Building Acquisition, Series 2006C, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	A+	9,005,794
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A:
9,000	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	9,856,620
1,000	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,098,110
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	1,980,330
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,380,226
10,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	AAA	11,585,300
1,535	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	1,627,161
2,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	2,296,800
575	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	692,162
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
575	7.000%, 8/01/33	2/21 at 100.00	BBB+	688,781
715	7.000%, 8/01/41	2/21 at 100.00	BBB+	856,484
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	277,534
9,435	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/15 at 100.00	AA	9,473,778
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,016,530
2,765	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	11/15 at 100.00	AA–	2,813,028
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A:
370	4.360%, 8/01/16 – NPFG Insured	11/15 at 100.00	AA–	371,232
700	4.440%, 8/01/17 – NPFG Insured	11/15 at 100.00	AA–	702,387
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	11/15 at 100.00	AA–	1,003,880
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
2,200	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	2,359,148
4,710	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	5,039,559
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
695	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	747,340
910	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB+	975,829
1,365	5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,454,066
1,825	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B, 6.250%, 8/01/20	8/18 at 100.00	BBB+	2,032,703
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	9,483,640

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	11/15 at 100.00	AA–	$2,777,673
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
4,625	5.000%, 6/01/17 – NPFG Insured	12/15 at 100.00	AA–	4,678,928
2,695	5.000%, 6/01/20 – NPFG Insured	12/15 at 100.00	AA–	2,726,424
1,500	5.000%, 6/01/21 – NPFG Insured	12/15 at 100.00	AA–	1,517,490
2,840	5.000%, 6/01/23 – NPFG Insured	12/15 at 100.00	AA–	2,873,114
960	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	1,081,440
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
4,360	5.450%, 9/01/26	3/16 at 101.00	N/R	4,367,543
2,315	5.500%, 9/01/36	3/16 at 101.00	N/R	2,306,435
1,310	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,629,260
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	N/R	1,431,716
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	A–	1,493,628
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	1,238,090
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	AA–	6,873,023
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,802,380
6,530	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	6,922,845
5,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA	5,866,400
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series 2013, 5.000%, 9/01/34	9/23 at 100.00	A–	1,403,610
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26	9/21 at 100.00	A–	1,040,007
810	6.500%, 9/01/32	9/21 at 100.00	A–	979,444
536,125	Total Tax Obligation/Limited			567,718,338
	Transportation – 7.3% (5.0% of Total Investments)
1,715	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2012F-1, 5.000%, 4/01/30	No Opt. Call	AA	1,998,404
15,060	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	17,821,251
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
33,235	5.750%, 1/15/46	1/24 at 100.00	BBB–	38,332,917
33,235	6.000%, 1/15/53	1/24 at 100.00	BBB–	38,667,592
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,368,180
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010D, 5.000%, 5/15/40 (UB) (4)	5/20 at 100.00	AA	1,407,375
1,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	1,133,670
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,813,156
2,000	5.000%, 8/01/44	8/24 at 100.00	AA	2,267,340

Nuveen Investments	51

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/16 at 100.00	N/R	$120,968
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,000	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,118,710
6,340	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	7,036,069
1,180	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A–	1,303,062
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	A+	5,022,045
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	1/16 at 100.00	AA	2,476,462
105,875	Total Transportation			121,887,201
	U.S. Guaranteed – 11.5% (7.9% of Total Investments) (6)
11,100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	11,410,800
5,540	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.539%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (6)	7,823,532
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	11,087
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
895	5.000%, 11/01/21 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (6)	902,187
3,950	5.000%, 11/01/30 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (6)	3,981,719
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	6,594,730
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (6)	1,271,380
3,025	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	11/15 at 100.00	Aaa	3,179,699
21,235	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.291%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	25,733,420
11,360	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (6)	12,325,714
6,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	N/R (6)	6,285,960
16,805	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	20,277,584
5,000	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 (Pre-refunded 10/01/16) – AGM Insured	10/16 at 100.00	AA (6)	5,241,300
3,135	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (6)	3,223,344
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41 (Pre-refunded 5/15/16)	5/16 at 100.00	N/R (6)	332,573
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – RAAI Insured	8/17 at 100.00	N/R (6)	1,084,420
13,670	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (6)	15,984,741
5,170	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (6)	6,503,912
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	N/R (6)	7,395,134

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$905	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	$1,148,717
	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006:
1,065	5.000%, 9/01/22 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (6)	1,115,321
1,120	5.000%, 9/01/23 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (6)	1,172,920
1,170	5.000%, 9/01/24 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (6)	1,225,283
2,895	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	3,594,635
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (6)	1,542,957
2,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (6)	2,072,340
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
11,320	5.250%, 5/15/25 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (6)	13,307,452
11,000	5.250%, 5/15/26 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (6)	12,926,320
2,600	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	2,856,854
6,000	San Ramon Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2006A, 5.000%, 2/01/38 (Pre-refunded 2/01/16) – AMBAC Insured	2/16 at 100.00	A– (6)	6,120,960
5,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (6)	6,045,050
167,450	Total U.S. Guaranteed			192,692,045
	Utilities – 3.0% (2.0% of Total Investments)
6,205	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	12/15 at 100.00	N/R	6,071,468
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
7,470	5.000%, 11/15/35	No Opt. Call	A	8,398,148
7,610	5.500%, 11/15/37	No Opt. Call	A	8,980,181
5,230	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	5,891,700
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	5,706,353
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	AA–	4,491,720
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047, 18.014%, 7/01/20 (IF) (4)	No Opt. Call	AA–	4,518,240
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 1186, 16.905%, 8/15/41 (IF) (4)	8/23 at 100.00	AA–	3,853,000
1,565	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	AA–	1,801,002
42,445	Total Utilities			49,711,812
	Water and Sewer – 11.4% (7.9% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
3,010	5.000%, 10/01/29	4/23 at 100.00	AA–	3,516,071
4,250	5.000%, 10/01/30	4/23 at 100.00	AA–	4,941,475
4,000	5.000%, 10/01/34	4/23 at 100.00	AA–	4,579,760
1,020	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured	No Opt. Call	AAA	1,132,730

Nuveen Investments	53

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
$3,925	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	$4,177,966
36,420	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	38,354,265
175	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	11/15 at 100.00	AA	175,716
385	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	11/15 at 100.00	AA	386,544
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 3152, 18.180%, 8/01/33 – AGC Insured (IF)	2/20 at 100.00	AA	3,611,600
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A:
2,000	5.000%, 6/01/31	6/25 at 100.00	AAA	2,382,480
10,500	5.000%, 6/01/32	6/25 at 100.00	AAA	12,458,670
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	11,413,000
1,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	2,160,093
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 2015-XF0072, 14.395%, 1/01/30 (IF)	7/18 at 100.00	AA+	2,392,096
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	762,795
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A:
23,430	5.250%, 7/01/39 (UB)	1/21 at 100.00	AA	26,714,417
2,000	5.000%, 7/01/41	1/21 at 100.00	AA	2,246,020
6,710	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	7,610,616
1,570	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/32	6/25 at 100.00	AA+	1,848,188
1,485	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	1,691,148
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008, 5.500%, 1/01/38	1/18 at 100.00	A	5,063,897
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.543%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	1,019,204
3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 11738, 18.037%, 8/01/29 (IF)	2/19 at 100.00	AAA	4,896,606
1,510	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 17.884%, 2/01/35 (IF) (4)	2/19 at 100.00	AAA	2,187,567
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,609,900
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	3,461,100
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Refunding Bonds, Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	3,040,883
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
12,000	5.250%, 5/15/27	5/20 at 100.00	AA	14,065,560
7,170	5.250%, 5/15/28	5/20 at 100.00	AA	8,386,391
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	6,291,171

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2015-XF0226:
$750	17.975%, 11/01/28 (IF)	11/21 at 100.00	AA–	$1,322,310
750	18.073%, 11/01/43 (IF)	5/22 at 100.00	AA–	1,131,810
4,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	4,431,080
167,220	Total Water and Sewer			191,463,129
$2,357,205	Total Long-Term Investments (cost $2,178,602,800)			2,411,311,985

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2% (0.9% of Total Investments)
	MUNICIPAL BONDS – 1.2% (0.9% of Total Investments)
	Health Care – 1.2% (0.9% of Total Investments)
$16,630	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$16,744,414
1,620	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	1,631,146
2,460	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	2,476,925
$20,710	Total Short-Term Investments (cost $20,710,000)			20,852,485
	Total Investments (cost $2,199,312,800) – 145.5%			2,432,164,470
	Floating Rate Obligations – (5.6)%			(92,995,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.9)% (8)			(699,600,000)
	Other Assets Less Liabilities – 2.0%			31,539,285
	Net Assets Applicable to Common Shares – 100%			$1,671,108,755

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.8%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	55

NVX
Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.2% (99.5% of Total Investments)
	MUNICIPAL BONDS – 140.2% (99.5% of Total Investments)
	Consumer Staples – 7.6% (5.4% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,000	5.600%, 6/01/36	12/18 at 100.00	B	$1,848,260
2,000	5.650%, 6/01/41	12/18 at 100.00	B2	1,811,680
255	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/15 at 100.00	BBB+	253,368
1,995	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	11/15 at 100.00	Baa1	1,993,025
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,770	5.000%, 6/01/33	6/17 at 100.00	B	3,204,915
6,040	5.750%, 6/01/47	6/17 at 100.00	B	5,191,199
3,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	3,019,207
19,720	Total Consumer Staples			17,321,654
	Education and Civic Organizations – 2.8% (2.0% of Total Investments)
1,775	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,963,896
555	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	625,846
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa1	2,855,775
850	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	967,411
5,680	Total Education and Civic Organizations			6,412,928
	Health Care – 17.8% (12.6% of Total Investments)
395	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	442,787
435	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	492,986
855	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	956,147
895	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	994,524
1,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	1,560,630
4,215	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	4,395,065
1,300	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/35	3/26 at 100.00	A	1,451,333
3,200	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,512,512
5,245	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	11/15 at 100.00	CCC	4,722,808
425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	440,959

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	$1,103,331
2,705	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	2,727,803
1,610	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	1,790,610
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	477,263
1,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	1,659,030
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	5,096,496
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,995,979
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,737,733
38,605	Total Health Care			40,557,996
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
1,280	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,407,181
410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	450,816
940	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,085,597
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
80	5.250%, 8/15/39	8/24 at 100.00	BBB	86,898
220	5.250%, 8/15/49	8/24 at 100.00	BBB	237,730
2,930	Total Housing/Multifamily			3,268,222
	Housing/Single Family – 3.2% (2.3% of Total Investments)
5,775	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	2/16 at 100.00	A	5,777,541
1,490	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A	1,515,494
45	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	45,810
7,310	Total Housing/Single Family			7,338,845
	Industrials – 0.0% (0.0% of Total Investments)
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	10,001
	Tax Obligation/General – 35.5% (25.2% of Total Investments)
1,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	1,507,545
10,000	California State, General Obligation Bonds, Series 2006CD, 4.600%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	AA	10,078,499
4,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/31	8/24 at 100.00	AA–	4,604,840
675	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/32	2/25 at 100.00	AA–	779,031
13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	AA–	16,142,867

Nuveen Investments	57

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2010:
$2,000	6.000%, 3/01/33	3/20 at 100.00	AA–	$2,411,520
1,000	5.250%, 11/01/40	11/20 at 100.00	AA–	1,165,700
	California State, General Obligation Bonds, Various Purpose Series 2011:
4,850	5.250%, 10/01/28	No Opt. Call	AA–	5,657,816
2,300	5.000%, 9/01/41	9/21 at 100.00	AA–	2,565,581
2,190	5.000%, 10/01/41	10/21 at 100.00	AA–	2,446,033
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 2/01/43	No Opt. Call	AA–	2,787,950
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,520,806
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,000	5.000%, 5/01/32	5/24 at 100.00	AA–	2,286,780
1,815	5.000%, 10/01/44	10/24 at 100.00	AA–	2,038,753
32,730	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	6,532,581
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,466,840
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	3,973,848
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	1,339,622
2,000	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	1,670,720
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	1,967,420
21,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	4,224,990
1,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	1,129,220
1,600	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,757,216
123,930	Total Tax Obligation/General			81,056,178
	Tax Obligation/Limited – 27.3% (19.4% of Total Investments)
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A+	8,194,270
3,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	3,962,065
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	4,234,728
4,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A+	5,080,435
960	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/16 at 100.00	A–	962,256
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	10,995,199
1,785	Hawthorne Community Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,820,379
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,882,062
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,624,410

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$870	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	$887,426
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	209,920
470	5.125%, 9/01/36	9/16 at 100.00	N/R	480,241
1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,069,270
415	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	424,437
800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	801,272
1,350	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	1,480,356
750	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	927,540
475	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	592,605
175	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	210,471
195	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	210,380
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,195	5.250%, 9/01/30	9/23 at 100.00	N/R	1,284,553
1,080	5.750%, 9/01/39	9/23 at 100.00	N/R	1,173,128
3,085	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,378,630
6,275	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	993,960
550	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	623,128
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	122,663
225	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	241,094
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/16 at 102.00	A	1,076,150
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,428,933
990	San Diego, California, Special Tax Bonds, Community Facilities District 4 Black Mountain Ranch Villages, Series 2008A, 6.000%, 9/01/37	3/16 at 103.00	N/R	1,030,214
210	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	222,608
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	96,301
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
85	7.000%, 8/01/33	2/21 at 100.00	BBB+	101,820
105	7.000%, 8/01/41	2/21 at 100.00	BBB+	125,777

Nuveen Investments	59

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
$1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	$1,179,574
765	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	818,527
995	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,059,924
140	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	157,710
930	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	3/16 at 101.00	N/R	926,559
240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	290,206
62,040	Total Tax Obligation/Limited			62,381,181
	Transportation – 10.9% (7.7% of Total Investments)
2,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	2,244,460
2,240	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,650,704
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
4,940	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,697,746
4,935	6.000%, 1/15/53	1/24 at 100.00	BBB–	5,741,675
4,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	4,534,680
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,545	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,728,407
1,000	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,109,790
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	1,131,930
21,660	Total Transportation			24,839,392
	U.S. Guaranteed – 8.9% (6.3% of Total Investments) (5)
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	1,984,040
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.539%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	2,019,432
125	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (5)	126,004
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.291%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	3,568,869
2,225	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (5)	2,414,147
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (5)	1,461,180
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (5)	560,358
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41 (Pre-refunded 5/15/16)	5/16 at 100.00	N/R (5)	213,054
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (5)	2,338,660
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	CC (5)	2,573,140

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$750	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (5)	$777,128
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	906,502
1,315	University of California, Limited Project Revenue Bonds, Series 2007D, 5.000%, 5/15/41 (Pre-refunded 5/15/16) – FGIC Insured	5/16 at 101.00	AA– (5)	1,372,755
17,695	Total U.S. Guaranteed			20,315,269
	Utilities – 10.8% (7.7% of Total Investments)
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,647,609
14,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	15,771,279
1,500	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/38	7/24 at 100.00	AA–	1,711,215
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	4,540,640
21,855	Total Utilities			24,670,743
	Water and Sewer – 14.0% (9.9% of Total Investments)
5,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,518,296
1,400	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	1,667,736
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	4,662,583
10,390	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	11,784,545
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.543%, 7/01/35 (IF) (6)	7/19 at 100.00	AAA	1,764,592
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,485,963
28,280	Total Water and Sewer			31,883,715
$352,880	Total Long-Term Investments (cost $297,041,441)			320,056,124

Nuveen Investments	61

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)
	MUNICIPAL BONDS – 0.7% (0.5% of Total Investments)
	Health Care – 0.7% (0.5% of Total Investments)
$1,320	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$1,329,082
125	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	125,860
200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	201,376
$1,645	Total Short-Term Investments (cost $1,645,000)			1,656,318
	Total Investments (cost $298,686,441) – 140.9%			321,712,442
	Floating Rate Obligations – (0.4)%			(965,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.9)% (8)			(98,000,000)
	Other Assets Less Liabilities – 2.4%			5,619,387
	Net Assets Applicable to Common Shares – 100%			$228,366,829

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.
62	Nuveen Investments

NZH
Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 141.5% (99.1% of Total Investments)
	MUNICIPAL BONDS – 141.5% (99.1% of Total Investments)
	Consumer Staples – 8.0% (5.6% of Total Investments)
$2,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	$2,264,600
415	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/15 at 100.00	BBB+	412,344
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
16,685	5.000%, 6/01/33	6/17 at 100.00	B	14,184,085
6,625	5.750%, 6/01/47	6/17 at 100.00	B	5,693,989
6,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	5,168,124
32,490	Total Consumer Staples			27,723,142
	Education and Civic Organizations – 4.3% (3.0% of Total Investments)
135	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	135,177
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,622,046
850	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	958,503
3,000	California State University, Systemwide Revenue Bonds, Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	3,462,540
2,750	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	3,049,255
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,479,569
3,100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	3,164,573
13,295	Total Education and Civic Organizations			14,871,663
	Health Care – 26.5% (18.6% of Total Investments)
5,640	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	6,253,294
610	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	683,798
670	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	759,311
1,320	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	1,476,156
1,445	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	1,605,684
1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	2,019,954
3,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	4,175,355
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0061, 18.797%, 5/15/16 (IF)	No Opt. Call	AA–	4,338,464

Nuveen Investments	63

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,625	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	$1,723,020
1,045	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/35	3/26 at 100.00	A	1,166,648
1,335	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,473,693
1,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	1,097,660
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.384%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	2,049,305
8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,497,528
4,500	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,781,160
2,330	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	11/15 at 100.00	CCC	2,098,025
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	669,220
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,284,368
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.885%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	6,505,072
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	4,369,200
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	729,006
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	1,094,670
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	8,122,541
5,790	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	6,001,161
3,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,137,018
8,760	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2013J, 5.250%, 5/15/31	5/23 at 100.00	AA–	10,178,594
82,419	Total Health Care			92,289,905
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
1,970	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,165,739
2,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	2,221,091
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
125	5.250%, 8/15/39	8/24 at 100.00	BBB	135,779
340	5.250%, 8/15/49	8/24 at 100.00	BBB	367,401
4,455	Total Housing/Multifamily			4,890,010

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 4.0% (2.8% of Total Investments)
	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
$10,180	9.246%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	A	$10,191,096
3,805	9.619%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	3,844,001
80	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%,8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	81,439
14,065	Total Housing/Single Family			14,116,536
	Industrials – 1.5% (1.0% of Total Investments)
5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	A–	5,087,550
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	16,396
10,205	Total Industrials			5,103,946
	Tax Obligation/General – 16.8% (11.8% of Total Investments)
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
1,260	5.000%, 2/01/29	No Opt. Call	AA–	1,454,494
1,710	5.000%, 2/01/31	No Opt. Call	AA–	1,959,096
3,150	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/32	2/25 at 100.00	AA–	3,635,478
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	AA–	3,618,968
3,500	5.500%, 11/01/39	11/19 at 100.00	AA–	4,072,600
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,960	5.500%, 3/01/40	3/20 at 100.00	AA–	2,277,657
1,000	5.250%, 11/01/40	11/20 at 100.00	AA–	1,165,700
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,770	5.250%, 10/01/28	No Opt. Call	AA–	2,064,811
4,000	5.000%, 9/01/31	No Opt. Call	AA–	4,561,160
4,315	5.000%, 10/01/41	10/21 at 100.00	AA–	4,819,467
3,230	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 2/01/29	2/22 at 100.00	AA–	3,747,285
2,465	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/37	4/23 at 100.00	AA–	2,781,062
3,065	California State, General Obligation Bonds, Various Purpose Series 2015, 4.000%, 8/01/45 (WI/DD, Settling 9/09/15)	8/25 at 100.00	AA–	3,105,060
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA	15,047
1,120	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,240,154
4,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	4,855,423
3,000	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	2,506,080
2,115	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	AA+	2,407,779
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA	4,360,903
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
1,535	5.500%, 8/01/38	8/24 at 100.00	Aa3	1,818,729
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,064,510
53,915	Total Tax Obligation/General			58,531,463

Nuveen Investments	65

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 42.1% (29.5% of Total Investments)
$1,680	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	$1,814,954
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
5,690	5.250%, 9/01/30	9/23 at 100.00	A+	6,700,829
7,135	5.250%, 9/01/32	9/23 at 100.00	A+	8,335,606
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F:
1,685	5.250%, 9/01/31	9/23 at 100.00	A+	1,972,478
1,450	5.250%, 9/01/33	9/23 at 100.00	A+	1,688,366
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	1,169,660
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	2,642,076
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	2,203,222
1,445	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/16 at 100.00	A–	1,448,396
15,750	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	17,317,439
1,310	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,336,239
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	337,920
760	5.125%, 9/01/36	9/16 at 100.00	N/R	776,560
680	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	695,463
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,312,083
2,615	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	2,867,504
725	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	904,503
270	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	324,726
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.100%, 4/01/30 – NPFG Insured	4/16 at 100.00	AA–	11,179,738
290	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	312,872
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,805	5.250%, 9/01/30	9/23 at 100.00	N/R	1,940,267
1,615	5.750%, 9/01/39	9/23 at 100.00	N/R	1,754,261
2,760	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/15 at 100.00	N/R	2,764,526
2,185	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,392,968
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	2/16 at 100.00	AA–	3,254,713
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,684,600
10,025	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,587,960

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	$4,024,720
865	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	980,010
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,952,699
155	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	190,128
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,078,922
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,803,515
350	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	375,036
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	5,678,750
14,505	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2001A, 5.000%, 9/01/26 – AGM Insured	11/15 at 100.00	AA	14,560,118
330	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	349,813
125	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	150,470
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB+	149,735
160	7.000%, 8/01/41	2/21 at 100.00	BBB+	191,661
1,160	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,241,165
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,597,875
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	242,198
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	11/15 at 100.00	BBB+	8,736,043
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	11/15 at 100.00	AA–	1,499,865
1,415	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	3/16 at 101.00	N/R	1,417,448
1,165	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,448,922
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
7,500	6.250%, 11/01/39	11/19 at 100.00	AA	8,799,600
5,000	5.750%, 11/01/45	11/19 at 100.00	AA	5,751,600
370	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	447,400
151,980	Total Tax Obligation/Limited			146,387,622

Nuveen Investments	67

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 10.6% (7.5% of Total Investments)
$3,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	$4,157,862
3,425	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	4,052,974
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
7,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	8,719,628
7,555	6.000%, 1/15/53	1/24 at 100.00	BBB–	8,789,940
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,338,338
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,145,440
4,610	5.000%, 8/01/44	8/24 at 100.00	AA	5,226,219
2,350	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	2,628,969
32,230	Total Transportation			37,059,370
	U.S. Guaranteed – 5.2% (3.5% of Total Investments) (6)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	1,737,320
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (6)	201,606
1,000	5.000%, 11/01/30 (Pre-refunded 11/01/15)	11/15 at 100.00	A2 (6)	1,008,030
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (6)	1,271,380
3,435	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (6)	3,727,009
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA (6)	915,080
325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41 (Pre-refunded 5/15/16)	5/16 at 100.00	N/R (6)	337,769
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – RAAI Insured	8/17 at 100.00	N/R (6)	1,084,420
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (6)	3,449,524
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (6)	2,931,163
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	1,477,873
16,165	Total U.S. Guaranteed			18,141,174
	Utilities – 5.9% (4.2% of Total Investments)
3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	4,289,014
14,505	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	16,340,173
18,320	Total Utilities			20,629,187

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 15.2% (10.6% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
$2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	$2,363,480
3,000	5.000%, 10/01/29	4/23 at 100.00	AA–	3,504,390
3,000	5.000%, 10/01/34	4/23 at 100.00	AA–	3,434,820
8,840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	9,309,492
5,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	5,956,200
3,000	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	3,323,220
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	1,144,193
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012B, 5.000%, 7/01/37	No Opt. Call	AA	2,672,901
11,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	13,576,613
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,421,541
5,355	5.000%, 6/01/35	6/23 at 100.00	AA	6,098,381
46,890	Total Water and Sewer			52,805,231
$476,429	Total Long-Term Investments (cost $451,851,504)			492,549,249

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.3% (0.9% of Total Investments)
	MUNICIPAL BONDS – 1.3% (0.9% of Total Investments)
	Health Care – 1.3% (0.9% of Total Investments)
$3,610	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$3,634,837
350	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	352,408
530	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	533,646
$4,490	Total Short-Term Investments (cost $4,490,000)			4,520,891
	Total Investments (cost $456,341,504) – 142.8%			497,070,140
	Floating Rate Obligations – (0.2)%			(845,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.0)% (8)			(160,000,000)
	Other Assets Less Liabilities – 3.4%			11,845,257
	Net Assets Applicable to Common Shares – 100%			$348,070,397

Nuveen Investments	69

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2015 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.2%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

70	Nuveen Investments

Statement of
Assets and Liabilities	August 31, 2015 (Unaudited)

	California		California		California AMT-
	Value		Value 2		Free Income
	(NCA	)	(NCB	)	(NKX	)
Assets
Long-term investments, at value (cost $237,169,356, $47,337,055 and $951,777,625, respectively)	$263,363,884		$55,212,417		$1,055,650,933
Short-term investments, at value (cost $1,110,000, $540,000 and $8,645,000, respectively)	1,117,637		543,715		8,704,478
Cash	1,030,863		387,234		—
Receivable for:
Common shares sold	5,183		—		—
Interest	2,631,306		625,860		13,273,831
Investments sold	3,977,143		—		12,101,206
Deferred offering costs	—		—		2,805,893
Other assets	33,986		822		332,428
Total assets	272,160,002		56,770,048		1,092,868,769
Liabilities
Cash overdraft	—		—		8,148,989
Floating rate obligations	4,490,000		—		6,755,000
Payable for:
Common share dividends	934,322		202,470		3,288,580
Investments purchased	—		—		—
Offering costs	—		—		64,213
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation value	—		—		36,000,000
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	—		—		291,600,000
Accrued expenses:
Management fees	116,556		29,886		555,953
Directors/Trustees fees	31,910		226		107,347
Other	68,067		27,032		255,344
Total liabilities	5,640,855		259,614		346,775,426
Net assets applicable to common shares	$266,519,147		$56,510,434		$746,093,343
Common shares outstanding	25,732,359		3,287,900		47,708,456
Net asset value ("NAV") per common share outstanding	$10.36		$17.19		$15.64
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$257,324		$32,879		$477,085
Paid-in surplus	242,759,229		46,967,862		640,926,609
Undistributed (Over-distribution of) net investment income	938,698		801,796		4,849,150
Accumulated net realized gain (loss)	(3,638,269)		828,820		(4,092,287)
Net unrealized appreciation (depreciation)	26,202,165		7,879,077		103,932,786
Net assets applicable to common shares	$266,519,147		$56,510,434		$746,093,343
Authorized shares:
Common	250,000,000		Unlimited		Unlimited
Preferred	N/A		N/A		Unlimited
N/A – Fund is not authorized to issue Preferred shares.
See accompanying notes to financial statements.

Nuveen Investments	71

Statement of Assets and Liabilities (Unaudited) (continued)
	California Dividend		California Dividend		California Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Assets
Long-term investments, at value (cost $2,178,602,800, $297,041,441 and $451,851,504, respectively)	$2,411,311,985		$320,056,124		$492,549,249
Short-term investments, at value (cost $20,710,000, $1,645,000 and $4,490,000, respectively)	20,852,485		1,656,318		4,520,891
Cash	—		—		2,347,450
Receivable for:
Common shares sold	—		—		—
Interest	32,617,831		4,236,895		6,899,650
Investments sold	22,945,890		3,214,750		7,257,400
Deferred offering costs	3,972,551		329,913		280,655
Other assets	847,947		129,213		195,166
Total assets	2,492,548,689		329,623,213		514,050,461
Liabilities
Cash overdraft	15,741,677		978,150		—
Floating rate obligations	92,995,000		965,000		845,000
Payable for:
Common share dividends	7,763,484		1,015,050		1,582,494
Investments purchased	3,077,321		—		3,077,321
Offering costs	287,852		—		50,405
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	699,600,000		98,000,000		160,000,000
Accrued expenses:
Management fees	1,231,570		171,872		270,473
Directors/Trustees fees	342,992		47,163		73,464
Other	400,038		79,149		80,907
Total liabilities	821,439,934		101,256,384		165,980,064
Net assets applicable to common shares	$1,671,108,755		$228,366,829		$348,070,397
Common shares outstanding	107,383,777		14,759,237		24,151,884
Net asset value ("NAV") per common share outstanding	$15.56		$15.47		$14.41
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,073,838		$147,592		$241,519
Paid-in surplus	1,455,222,973		207,960,301		336,981,273
Undistributed (Over-distribution of) net investment income	11,255,006		1,128,573		1,945,442
Accumulated net realized gain (loss)	(29,294,732)		(3,895,638)		(31,826,473)
Net unrealized appreciation (depreciation)	232,851,670		23,026,001		40,728,636
Net assets applicable to common shares	$1,671,108,755		$228,366,829		$348,070,397
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited
See accompanying notes to financial statements.

72	Nuveen Investments

Statement of
Operations	Six Months Ended August 31, 2015 (Unaudited)

	California	California	California AMT-
	Value	Value 2	Free Income
	(NCA )	(NCB )	(NKX )
Investment Income	$6,684,558	$1,563,354	$25,460,728
Expenses
Management fees	696,600	177,941	3,310,923
Interest expense and amortization of offering costs	15,034	—	463,501
Liquidity fees	—	—	1,255,321
Remarketing fees	—	—	149,040
Custodian fees	20,614	7,772	64,437
Directors/Trustees fees	3,786	801	18,744
Professional fees	84,280	11,895	173,367
Shareholder reporting expenses	16,686	3,498	29,830
Shareholder servicing agent fees	11,652	108	9,383
Stock exchange listing fees	3,939	426	9,399
Investor relations expenses	4,719	3,287	27,734
Reorganization expenses	—	—	157,635
Other	12,704	5,019	68,656
Total expenses	870,014	210,747	5,737,970
Net investment income (loss)	5,814,544	1,352,607	19,722,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(310,753)	231,341	967,744
Change in net unrealized appreciation (depreciation) of investments	(4,274,667)	(1,323,684)	(14,773,172)
Net realized and unrealized gain (loss)	(4,585,420)	(1,092,343)	(13,805,428)
Net increase (decrease) in net assets applicable to common shares from operations	$1,229,124	$260,264	$5,917,330
See accompanying notes to financial statements.

Nuveen Investments	73

Statement of Operations (Unaudited) (continued)

	California Dividend	California Dividend	California Dividend
	Advantage	Advantage 2	Advantage 3
	(NAC )	(NVX )	(NZH )
Investment Income	$59,695,136	$7,751,494	$12,815,784
Expenses
Management fees	7,322,499	1,022,011	1,607,537
Interest expense and amortization of offering costs	873,520	83,087	115,252
Liquidity fees	2,913,282	459,139	749,616
Remarketing fees	357,576	50,090	81,780
Custodian fees	138,298	23,239	33,855
Directors/Trustees fees	34,954	4,622	7,184
Professional fees	39,548	20,184	20,955
Shareholder reporting expenses	57,492	15,680	13,862
Shareholder servicing agent fees	31,499	651	1,032
Stock exchange listing fees	21,299	1,913	3,130
Investor relations expenses	40,708	1,329	7,410
Reorganization expenses	199,086	—	—
Other	72,686	13,521	15,879
Total expenses	12,102,447	1,695,466	2,657,492
Net investment income (loss)	47,592,689	6,056,028	10,158,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	5,100,217	378,426	(206,872)
Change in net unrealized appreciation (depreciation) of investments	(44,956,810)	(5,304,075)	(7,133,513)
Net realized and unrealized gain (loss)	(39,856,593)	(4,925,649)	(7,340,385)
Net increase (decrease) in net assets applicable to common shares from operations	$7,736,096	$1,130,379	$2,817,907
See accompanying notes to financial statements.

74	Nuveen Investments

Statement of
	Changes in Net Assets	(Unaudited)

	California Value (NCA)		California Value 2 (NCB)		California AMT-Free Income (NKX)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/15	2/28/15	8/31/15	2/28/15	8/31/15	2/28/15
Operations
Net investment income (loss)	$5,814,544	$11,562,715	$1,352,607	$2,753,431	$19,722,758	$39,291,713
Net realized gain (loss) from
Investments	(310,753)	196,175	231,341	1,166,712	967,744	127,614
Change in net unrealized appreciation (depreciation) of
Investments	(4,274,667)	12,999,135	(1,323,684)	1,327,324	(14,773,172)	65,081,303
Net increase (decrease) in net assets applicable to common shares from operations	1,229,124	24,758,025	260,264	5,247,467	5,917,330	104,500,630
Distributions to Common Shareholders
From net investment income	(5,998,411)	(11,841,485)	(1,282,281)	(2,583,303)	(20,610,053)	(38,337,336)
From accumulated net realized gains	—	—	—	(367,916)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,998,411)	(11,841,485)	(1,282,281)	(2,951,219)	(20,610,053)	(38,337,336)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—	—	87,770,468
Proceeds from shelf offering, net of offering costs	3,158,302	1,321,449	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	80,611	173,032	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	3,238,913	1,494,481	—	—	—	87,770,468
Net increase (decrease) in net assets applicable to common shares	(1,530,374)	14,411,021	(1,022,017)	2,296,248	(14,692,723)	153,933,762
Net assets applicable to common shares at the beginning of period	268,049,521	253,638,500	57,532,451	55,236,203	760,786,066	606,852,304
Net assets applicable to common shares at the end of period	$266,519,147	$268,049,521	$56,510,434	$57,532,451	$746,093,343	$760,786,066
Undistributed (Over-distribution of) net investment income at the end of period	$938,698	$1,122,565	$801,796	$731,470	$4,849,150	$5,736,445
See accompanying notes to financial statements.

Nuveen Investments	75

Statement of Changes in Net Assets (Unaudited) (continued)

	California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/15	2/28/15	8/31/15	2/28/15	8/31/15	2/28/15
Operations
Net investment income (loss)	$47,592,689	$78,459,234	$6,056,028	$11,909,502	$10,158,292	$20,379,779
Net realized gain (loss) from
Investments	5,100,217	4,648,813	378,426	(208,468)	(206,872)	2,904,836
Change in net unrealized appreciation (depreciation) of
Investments	(44,956,810)	82,447,263	(5,304,075)	15,230,559	(7,133,513)	25,190,058
Net increase (decrease) in net assets applicable to common shares from operations	7,736,096	165,555,310	1,130,379	26,931,593	2,817,907	48,474,673
Distributions to Common Shareholders
From net investment income	(50,255,607)	(69,293,415)	(6,198,880)	(12,619,148)	(9,709,057)	(19,461,588)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(50,255,607)	(69,293,415)	(6,198,880)	(12,619,148)	(9,709,057)	(19,461,588)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	1,271,903,837	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	1,271,903,837	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(42,519,511)	1,368,165,732	(5,068,501)	14,312,445	(6,891,150)	29,013,085
Net assets applicable to common shares at the beginning of period	1,713,628,266	345,462,534	233,435,330	219,122,885	354,961,547	325,948,462
Net assets applicable to common shares at the end of period	$1,671,108,755	$1,713,628,266	$228,366,829	$233,435,330	$348,070,397	$354,961,547
Undistributed (Over-distribution of) net investment income at the end of period	$11,255,006	$13,917,924	$1,128,573	$1,271,425	$1,945,442	$1,496,207
See accompanying notes to financial statements.

76	Nuveen Investments

Statement of
	Cash Flows	Six Months Ended August 31, 2015 (Unaudited)

	California AMT-	California Dividend	California Dividend	California Dividend
	Free Income	Advantage	Advantage 2	Advantage 3
	(NKX )	(NAC )	(NVX )	(NZH )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to
Common Shares from Operations	$5,917,330	$7,736,096	$1,130,379	$2,817,907
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(142,778,267)	(261,093,311)	(42,238,136)	(59,840,403)
Proceeds from sales and maturities of investments	139,555,089	263,365,695	41,025,784	61,069,008
Investment transaction adjustments, net	(6,980)	(13,629)	—	—
Taxes paid on undistributed capital gains	(77)	(249)	(26)	(188)
Amortization (Accretion) of premiums and discounts, net	(745,202)	424,986	51,647	416,468
Amortization of deferred offering costs	7,523	79,319	5,952	5,049
(Increase) Decrease in:
Receivable for interest	303,754	434,230	179,959	178,843
Receivable for investments sold	(2,299,513)	(19,229,690)	(2,664,000)	(6,413,850)
Other assets	(28,372)	(95,507)	(14,973)	(12,786)
Increase (Decrease) in:
Payable for investments purchased	—	3,077,321	—	3,077,321
Accrued management fees	39,303	96,972	13,743	22,118
Accrued Directors/Trustees fees	86,794	80,188	11,081	17,031
Accrued other expenses	(73,863)	(248,544)	(18,277)	(29,195)
Net realized (gain) loss from investments	(967,744)	(5,100,217)	(378,426)	206,872
Change in net unrealized (appreciation) depreciation of investments	14,773,172	44,956,810	5,304,075	7,133,513
Net cash provided by (used in) operating activities	13,782,947	34,470,470	2,408,782	8,647,708
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	6,821,484	15,741,677	978,150	—
Cash distributions paid to common shareholders	(20,604,431)	(50,660,676)	(6,202,058)	(9,712,257)
Net cash provided by (used in) financing activities	(13,782,947)	(34,918,999)	(5,223,908)	(9,712,257)
Net Increase (Decrease) in Cash	—	(448,529)	(2,815,126)	(1,064,549)
Cash at the beginning of period	—	448,529	2,815,126	3,411,999
Cash at the end of period	$—	$—	$—	$2,347,450

	California AMT-		California Dividend		California Dividend		California Dividend
	Free Income		Advantage		Advantage 2		Advantage 3
Supplemental Disclosures of Cash Flow Information	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cash paid for interest (excluding amortization of offering costs)	$339,744		$794,201		$77,135		$110,204
See accompanying notes to financial statements.

Nuveen Investments	77

Financial
Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

	Investment Operations					Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium per Share Sold through Shelf Offering	Ending NAV	Ending Share Price
California Value (NCA)
Year Ended 2/28–2/29:
2016(e)	$10.54	$0.23		$(0.19)	$0.04	$(0.23)	$—	$(0.23)	$0.01	$10.36	$10.42
2015	10.03	0.46		0.51	0.97	(0.47)	—	(0.47)	0.01	10.54	10.64
2014	10.45	0.47		(0.42)	0.05	(0.47)	—	(0.47)	—	10.03	9.57
2013	10.08	0.47		0.37	0.84	(0.47)	—	(0.47)	—	10.45	10.45
2012	9.07	0.48		0.99	1.47	(0.46)	—	(0.46)	—	10.08	10.13
2011	9.53	0.47		(0.47)	—	(0.46)	—	(0.46)	—	9.07	8.36

California Value 2 (NCB)
Year Ended 2/28–2/29:
2016(e)	17.50	0.41		(0.33)	0.08	(0.39)	—	(0.39)	—	17.19	16.50
2015	16.80	0.84		0.76	1.60	(0.79)	(0.11)	(0.90)	—	17.50	16.68
2014	17.57	0.83		(0.82)	0.01	(0.78)	—	(0.78)	—	16.80	15.53
2013	16.66	0.83		0.89	1.72	(0.80)	(0.01)	(0.81)	—	17.57	16.86
2012	14.88	0.84		1.76	2.60	(0.80)	(0.02)	(0.82)	—	16.66	16.33
2011	15.71	0.84		(0.84)	—	(0.82)	(0.01)	(0.83)	—	14.88	13.65

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

78	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

0.52%	0.16%	$266,519	0.65	%*	4.34	%*	5%
9.91	16.36	268,050	0.64	(c)	4.41	(c)	13
0.62	(3.80)	253,639	0.62		4.73		20
8.48	7.99	264,094	0.64		4.55		16
16.58	27.44	254,563	0.65		4.98		8
(0.13)	(2.32)	228,948	0.65		4.92		14

0.47	1.28	56,510	0.74	*	4.74	*	4
9.68	13.41	57,532	0.75		4.84		7
0.22	(3.08)	55,236	0.76		5.00		12
10.54	8.39	57,769	0.74		4.81		7
17.97	26.50	54,772	0.77		5.41		4
(0.17)	(1.25)	48,936	0.72		5.35		5

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

California Value (NCA)
Year Ended 2/28–2/29:
2016(e)	0.01	%*
2015	0.01
2014	0.01
2013	0.01
2012	0.01
2011	0.01

California Value 2 (NCB)
Year Ended 2/28–2/29:
2016(e)	—	%*
2015	—
2014	—
2013	—
2012	—
2011	—

(c)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser as described in Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

		Net Investment
California Value (NCA)	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2016(e)	—%	—%
2015	0.67	4.38

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2015.
*	Annualized.
See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Shareholders (a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2016(h)	$15.95	$0.41		$(0.29)	$—	$—		$0.12	$(0.43)	$—	$(0.43)	$15.64	$14.24
2015	14.50	0.85		1.45	—	—		2.30	(0.85)	—	(0.85)	15.95	14.67
2014	15.57	0.84		(1.06)	—	—		(0.22)	(0.84)	(0.01)	(0.85)	14.50	13.25
2013	14.73	0.77		0.97	—	—		1.74	(0.88)	(0.02)	(0.90)	15.57	15.12
2012	12.82	0.83		1.91	—	—		2.74	(0.83)	—	(0.83)	14.73	15.06
2011	14.03	0.81		(1.22)	—	—		(0.41)	(0.80)	—	(0.80)	12.82	11.78

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2016(h)	15.96	0.44		(0.37)	—	—		0.07	(0.47)	—	(0.47)	15.56	14.45
2015	14.68	0.87		1.34	—	—		2.21	(0.93)	—	(0.93)	15.96	15.34
2014	15.90	0.84		(1.17)	—	—		(0.33)	(0.89)	—	(0.89)	14.68	14.07
2013	14.87	0.84		1.11	—	—		1.95	(0.92)	—	(0.92)	15.90	15.81
2012	12.68	0.94		2.17	(0.01)	—		3.10	(0.91)	—	(0.91)	14.87	15.14
2011	13.88	0.98		(1.27)	(0.02)	—		(0.31)	(0.89)	—	(0.89)	12.68	12.20

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, iMTP Shares, MTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of November 30, 2010 and July 31, 2009, the Adviser is no longer reimbursing California AMT-Free Income (NKX) and California Dividend Advantage (NAC) for any fees or expenses.

80	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(g)

0.79%	(0.03)%	$746,093	1.53	%*	5.25	%*	N/A		N/A		13%
16.16	17.55	760,786	1.63		5.51		1.62	(f)	5.53	(f)	13
(1.10)	(6.39)	606,852	1.64		5.93		N/A		N/A		32
12.08	6.53	651,402	1.64		5.48		N/A		N/A		20
21.95	36.10	86,731	1.90		6.03		N/A		N/A		7
(3.18)	(2.71)	75,493	2.06		5.74		1.97%		5.83%		8

0.45	(2.79)	1,671,109	1.44	*	5.65	*	N/A		N/A		11
15.39	16.21	1,713,628	1.53		5.95		1.50	(f)	5.97	(f)	9
(1.81)	(4.95)	345,463	1.86		5.79		N/A		N/A		25
13.39	10.80	374,096	1.60		5.44		N/A		N/A		12
25.30	32.82	349,203	1.50		6.84		N/A		N/A		13
(2.57)	3.54	297,629	1.18		7.18		N/A		N/A		20

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Shares), where applicable, as follows:

California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2016(h)	0.50	%*
2015	0.57
2014	0.62
2013	0.59
2012	0.67
2011	0.92

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2016(h)	0.49	%*
2015	0.50
2014	0.61
2013	0.61
2012	0.46
2011	0.06

(f)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program as described in Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs.

(g)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(h)	For the six months ended August 31, 2015.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Annualized.
See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations								Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Shareholders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2016(g)	$15.82	$0.41		$(0.34)	$—		$—		$0.07	$(0.42)	$—	$(0.42)	$15.47	$14.46
2015	14.85	0.81		1.02	—		—		1.83	(0.86)	—	(0.86)	15.82	14.59
2014	16.35	0.80		(1.40)	—		—		(0.60)	(0.90)	—	(0.90)	14.85	13.75
2013	15.49	0.85		0.96	—		—		1.81	(0.95)	—	(0.95)	16.35	16.30
2012	13.47	0.90		2.08	—	*	—		2.98	(0.96)	—	(0.96)	15.49	15.58
2011	14.49	1.03		(1.07)	(0.02)		—		(0.06)	(0.96)	—	(0.96)	13.47	12.83

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2016(g)	14.70	0.42		(0.31)	—		—		0.11	(0.40)	—	(0.40)	14.41	13.07
2015	13.50	0.84		1.17	—		—		2.01	(0.81)	—	(0.81)	14.70	13.63
2014	14.71	0.74		(1.15)	—		—		(0.41)	(0.80)	—	(0.80)	13.50	12.24
2013	13.91	0.75		0.90	—		—		1.65	(0.85)	—	(0.85)	14.71	14.25
2012	12.13	0.82		1.86	—	*	—		2.68	(0.90)	—	(0.90)	13.91	14.35
2011	13.18	0.88		(1.02)	(0.01)		—		(0.15)	(0.90)	—	(0.90)	12.13	11.67

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.
Total returns are not annualized.

*	Rounds to less than $.01 per share.

82	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

0.47%	2.07%	$228,367	1.47	%**	5.26	%**	N/A		N/A		13%
12.57	12.72	233,435	1.50		5.23		N/A		N/A		14
(3.42)	(9.86)	219,123	2.24		5.43		N/A		N/A		39
11.94	11.03	241,237	2.19		5.29		N/A		N/A		23
22.90	30.01	228,474	2.30		6.29		2.30%		6.30%		12
(0.64)	1.37	198,675	1.36		7.10		1.28		7.19		13

0.79	(1.18)	348,070	1.52	**	5.80	**	N/A		N/A		12
15.18	18.47	354,962	1.56		5.93		N/A		N/A		15
(2.50)	(8.23)	325,948	2.42		5.57		N/A		N/A		41
12.15	5.41	355,163	2.53		5.22		N/A		N/A		20
22.89	31.93	335,830	2.56		6.28		2.52		6.33		18
(1.40)	(1.21)	292,563	2.07		6.61		1.94		6.74		16

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2016(g)	0.51	%**
2015	0.51
2014	1.18
2013	1.15
2012	1.25
2011	0.26

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2016(g)	0.54	%**
2015	0.54
2014	1.37
2013	1.47
2012	1.49
2011	0.94

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended August 31, 2015.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
**	Annualized.
See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		iMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP and VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2016(a)	$—	$—	$36,000	$16,387	$291,600	$327,745	$3.28
2015(b)	—	—	36,000	16,612	291,600	332,230	3.32
2014	—	—	—	—	291,600	308,111	—
2013	—	—	—	—	291,600	323,389	—
2012	—	—	—	—	35,500	344,312	—
2011	—	—	—	—	35,500	312,655	—

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2016(a)	—	—	—	—	699,600	338,866	—
2015	—	—	—	—	699,600	344,944	—
2014	—	—	—	—	136,200	353,644	—
2013	—	—	—	—	136,200	374,666	—
2012	—	—	—	—	136,200	356,390	—
2011	135,525	79,903	—	—	—	—	—

(a)	For the six months ended August 31, 2015.
(b)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015
California AMT-Free Income (NKX)
Series 2015 (NKX PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Ω

Ω	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.
See accompanying notes to financial statements.

84	Nuveen Investments

	ARPS at the End of Period		VRDP Shares at the End of Period		MTP Shares at the End of Period (a)		ARPS and/or MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Asset Coverage Per $1 Liquidation Preference
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2016(a)	$—	$—	$98,000	$333,027	$—	$—	$—
2015	—	—	98,000	338,199	—	—	—
2014	—	—	98,000	323,595	—	—	—
2013	—	—	—	—	97,846	34.65	—
2012	—	—	—	—	97,846	33.35	—
2011	39,950	77,310	—	—	55,000	30.92	3.09

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2016(a)	—	—	160,000	317,544	—	—	—
2015	—	—	160,000	321,851	—	—	—
2014	—	—	160,000	303,718	—	—	—
2013	—	—	—	—	159,545	32.26	—
2012	—	—	—	—	159,545	31.05	—
2011	69,500	71,960	—	—	86,250	28.78	2.88

(a)	For the six months ended August 31, 2015.
(b)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012		2011
California Dividend Advantage 2 (NVX)
Series 2014 (NVX PRA)
Ending Market Value per Share	$—		$10.05	$10.11		$—
Average Market Value per Share	10.03	Δ	10.07	10.09	Ω	—
Series 2015 (NVX PRC)
Ending Market Value per Share	—		10.05	10.01		9.82
Average Market Value per Share	10.02	Δ	10.04	9.89		9.72	^

California Dividend Advantage 3 (NZH)
Series 2014 (NZH PRA)
Ending Market Value per Share	—		10.05	10.17		—
Average Market Value per Share	10.04	ΔΔ	10.09	10.11	ΩΩ	—
Series 2014-1 (NZH PRB)
Ending Market Value per Share	—		10.05	10.15		—
Average Market Value per Share	10.03	ΔΔ	10.08	10.12	ΩΩΩ	—
Series 2015 (NZH PRC)
Ending Market Value per Share	—		10.14	10.18		10.06
Average Market Value per Share	10.07	ΔΔ	10.13	10.11		10.14

^	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.
Ω	For the period March 29, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩ	For the period April 11, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩΩ	For the period June 6, 2011 (first issuance date of shares) through February 29, 2012.
Δ	For the period March 1, 2013 through September 9, 2013.
ΔΔ	For the period March 1, 2013 through October 7, 2013.
See accompanying notes to financial statements.

Nuveen Investments	85

Notes to Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):
•  Nuveen California Municipal Value Fund, Inc. (NCA) ("California Value (NCA)")
•  Nuveen California Municipal Value Fund 2 (NCB) ("California Value 2 (NCB)")
•  Nuveen California AMT-Free Municipal Income Fund (NKX) ("California AMT-Free Income (NKX)")
•  Nuveen California Dividend Advantage Municipal Fund (NAC) ("California Dividend Advantage (NAC)")
•  Nuveen California Dividend Advantage Municipal Fund 2 (NVX) ("California Dividend Advantage 2 (NVX)")
•  Nuveen California Dividend Advantage Municipal Fund 3 (NZH) ("California Dividend Advantage 3 (NZH)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of California Value (NCA), California AMT-Free Income (NKX) and California Dividend Advantage (NAC) are traded on the NYSE (Common shares of California AMT-Free Income (NKX) were formerly traded on the NYSE MKT). Common shares of California Value 2 (NCB), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) are traded on the NYSE MKT. California Value (NCA) was incorporated under the state laws of Minnesota on July 15, 1987. California Value 2 (NCB), California AMT-Free Income (NKX), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002, December 1, 1998, June 1, 1999 and April 6, 2001, respectively.
The end of the reporting period for the Funds is August 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2015 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

86	Nuveen Investments

As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	California		California
	Dividend		Dividend
	Advantage		Advantage 3
	(NAC	)	(NZH	)
Outstanding when-issued/delayed delivery purchase commitments	$3,077,321		$3,077,321
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by a pricing service approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

California Value (NCA)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$263,363,884	$—		$263,363,884
Short-Term Investments:
Municipal Bonds	—	—	1,117,637	**	1,117,637
Total	$—	$263,363,884	$1,117,637		$264,481,521
California Value 2 (NCB)
Long-Term Investments*:
Municipal Bonds	$—	$55,212,417	$—		$55,212,417
Short-Term Investments:
Municipal Bonds	—	—	543,715	**	543,715
Total	$—	$55,212,417	$543,715		$55,756,132
California AMT-Free Income (NKX)
Long-Term Investments*:
Municipal Bonds	$—	$1,055,650,933	$—		$1,055,650,933
Short-Term Investments:
Municipal Bonds	—	—	8,704,478	**	8,704,478
Total	$—	$1,055,650,933	$8,704,478		$1,064,355,411
California Dividend Advantage (NAC)
Long-Term Investments*:
Municipal Bonds	$—	$2,411,311,985	$—		$2,411,311,985
Short-Term Investments:
Municipal Bonds	—	—	20,852,485	**	20,852,485
Total	$—	$2,411,311,985	$20,852,485		$2,432,164,470

88	Nuveen Investments

California Dividend Advantage 2 (NVX)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$320,056,124	$—		$320,056,124
Short-Term Investments:
Municipal Bonds	—	—	1,656,318	**	1,656,318
Total	$—	$320,056,124	$1,656,318		$321,712,442
California Dividend Advantage 3 (NZH)
Long-Term Investments*:
Municipal Bonds	$—	$492,549,249	$—		$492,549,249
Short-Term Investments:
Municipal Bonds	—	—	4,520,891	**	4,520,891
Total	$—	$492,549,249	$4,520,891		$497,070,140

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Funds' Portfolio of Investments for breakdown of these securities classified as Level 3.
The following is a reconciliation of the following Funds' Level 3 investments held at the beginning and end of the measurement period:

	California	California	California
	AMT-Free	Dividend	Dividend
	Income	Advantage	Advantage 3
	(NKX )	(NAC )	(NZH )
	Level 3	Level 3	Level 3
	Short-Term	Short-Term	Short-Term
	Municipal	Municipal	Municipal
	Bonds	Bonds	Bonds
Balance at the beginning of period	$8,718,742	$20,886,656	$4,528,300
Gain (losses):
Net realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)	(14,264)	(34,171)	(7,409)
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$8,704,478	$20,852,485	$4,520,891
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(14,264)	$(34,171)	$(7,409)
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
California AMT-Free Income (NKX)
Short-Term Municipal Bonds	$8,704,478	Discounted Cash Flow	Municipal BBB Benchmark	1 - 4%
			B - Rated Hospital Sector
California Dividend Advantage (NAC)
Short-Term Municipal Bonds	$20,852,485	Discounted Cash Flow	Municipal BBB Benchmark	1 - 4%
			B - Rated Hospital Sector
California Dividend Advantage 3 (NZH)
Short-Term Municipal Bonds	$4,520,891	Discounted Cash Flow	Municipal BBB Benchmark	1 - 4%
			B - Rated Hospital Sector
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the

90	Nuveen Investments

Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Floating Rate Obligations Outstanding	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Floating rate obligations: self-deposited Inverse Floaters	$4,490,000		$—		$6,755,000		$92,995,000		$965,000		$845,000
Floating rate obligations: externally-deposited Inverse Floaters	—		5,990,000		41,148,500		131,640,500		9,075,000		53,741,500
Total	$4,490,000		$5,990,000		$47,903,500		$224,635,500		$10,040,000		$54,586,500
During the current fiscal period, the average amount of floating rate obligations (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Self-Deposited Inverse Floaters	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Average floating rate obligations outstanding	$4,490,000		$—		$6,755,000		$92,995,000		$965,000		$845,000
Average annual interest rate and fees	0.67%		—%		0.67%		0.66%		0.62%		0.62%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
Floating Rate Obligations –	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Externally-Deposited Recourse Trusts	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—		$—		$—		$21,090,000		$—		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—		—		13,260,000		50,700,000		3,480,000		37,765,000
Total	$—		$—		$13,260,000		$71,790,000		$3,480,000		$37,765,000

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
California Value (NCA) has filed a registration statement with the Securities and Exchange Commission ("SEC") authorizing the Fund to issue additional common shares through an equity shelf program ("Shelf Offering"), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share.
Authorized common shares, common shares issued and offering proceeds, net of offering costs under the Fund's Shelf Offering during the Fund's current and prior fiscal period were as follows:

	California Value (NCA)
	Six Months	Year
	Ended	Ended
	8/31/15	2/28/15
Authorized common shares	2,500,000	2,500,000
Common shares issued	299,952	124,572
Offering proceeds, net of offering costs	$3,158,302	$1,321,449
Costs incurred by the Fund in connection with its Shelf Offering was recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of "Other expenses" on the Statement of Operations, when applicable. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets, when applicable.

92	Nuveen Investments

Common Share Transactions
Transactions in common shares during the following Funds' current and prior fiscal period were as follows:

	California Value (NCA)
	Six Months	Year
	Ended	Ended
	8/31/15	2/28/15
Common shares:
Sold through shelf offering	299,952	124,572
Issued to shareholders due to reinvestment of distributions	7,682	16,402
	307,634	140,974
Weighted average common share:
Premium to NAV per shelf offering share sold	1.45%	1.22%

	California AMT-Free		California Dividend
	Income (NKX)		Advantage (NAC)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/15	2/28/15	8/31/15	2/28/15
Common shares:
Issued in the Reorganization	—	5,864,695	—	83,854,904
	—	5,864,695	—	83,854,904
Preferred Shares
Institutional MuniFund Term Preferred Shares
California AMT-Free Income (NKX) had issued and outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation value per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

			Shares
			Outstanding
			at $5,000
		Shares	Per Share
	Series	Outstanding	Liquidation Value
California AMT-Free Income (NKX)	2018	7,200	$36,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for one year following the date of issuance ("Non-Call Expiration Date"), at which point the Fund may begin to redeem at its option ("Optional Redemption Date"). The Fund may be obligated to redeem certain of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Non-Call Expiration Date for the Fund's iMTP Shares are as follows:

		Term	Optional	Non-Call
	Series	Redemption Date	Redemption Date	Expiration Date
California AMT-Free Income (NKX)	2018	July 1, 2018	January 1, 2016	December 31, 2015
The average liquidation value of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

	California
	AMT-Free
	Income
	(NKX	)
Average liquidation value of iMTP Shares outstanding	$36,000,000
Annualized dividend rate	0.52%
iMTP Shares generally do not trade, and market quotations are generally not available. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation par value so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)
market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of iMTP Shares is recorded as a liability and recognized as "Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds' VRDP Shares outstanding were as follows:

				Shares
				Outstanding
			Shares	at $100,000 Per Share
Fund	Series		Outstanding	Liquidation Value	Maturity
California AMT-Free Income (NKX)
	2		355	$35,500,000	June 1, 2040
	3		427	42,700,000	March 1, 2040
	4		1,090	109,000,000	December 1, 2040
	5		1,044	104,400,000	June 1, 2041

California Dividend Advantage (NAC)
	1		1,362	$136,200,000	June 1, 2041
	2	*	910	91,000,000	December 1, 2040
	3	*	498	49,800,000	March 1, 2040
	4	*	1,056	105,600,000	December 1, 2042
	5	*	1,589	158,900,000	August 1, 2040
	6	*	1,581	158,100,000	August 1, 2040

California Dividend Advantage 2 (NVX)
	1		980	$98,000,000	August 3, 2043

California Dividend Advantage 3 (NZH)
	1		1,600	$160,000,000	September 1, 2043
*VRDP Shares issued in connection with the Reorganization.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.
94	Nuveen Investments

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	California		California		California		California
	AMT-Free		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Average liquidation value of VRDP Shares outstanding	$291,600,000		$699,600,000		$98,000,000		$160,000,000
Annualized dividend rate	0.15%		0.14%		0.15%		0.13%
For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2015
	Series	Shares	Amount
California AMT-Free Income (NKX)
iMTP Shares issued	2018	7,200	$36,000,000
Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2015
		NYSE
	Series	Ticker	Shares	Amount
California AMT-Free Income (NKX)
MTP Shares issued in connection with the reorganization	2015	NKX PRC	3,525,000	$35,250,000
MTP Shares redeemed	2015	NKX PRC	(3,525,000)	$(35,250,000)
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2015
	Series	Shares	Amount
California Dividend Advantage (NAC)
VRDP Shares issued in connection with the reorganizations:	2	910	$91,000,000
	3	498	49,800,000
	4	1,056	105,600,000
	5	1,589	158,900,000
	6	1,581	158,100,000
Total		5,634	$563,400,000
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Purchases	$12,960,068		$2,285,580		$142,778,267		$261,093,311		$42,238,136		$59,840,403
Sales and maturities	13,688,545		2,380,751		139,555,089		263,365,695		41,025,784		61,069,008

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of August 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cost of investments	$233,827,674		$47,272,822		$952,518,232		$2,103,168,677		$297,693,437		$454,650,398
Gross unrealized:
Appreciation	$27,196,935		$8,552,668		$105,810,574		$250,261,930		$27,585,755		$47,368,312
Depreciation	(1,032,287)		(69,358)		(726,264)		(14,264,141)		(4,531,750)		(5,793,570)
Net unrealized appreciation (depreciation) of investments	$26,164,648		$8,483,310		$105,084,310		$235,997,789		$23,054,005		$41,574,742
Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and reorganization adjustments, resulted in reclassifications among the Funds' components of common share net assets as of February 28, 2015, the Funds' last tax year end, as follows:

					California	California		California	California
	California		California		AMT-Free	Dividend		Dividend	Dividend
	Value		Value 2		Income	Advantage		Advantage 2	Advantage 3
	(NCA	)	(NCB	)	(NKX )	(NAC	)	(NVX )	(NZH )
Paid-in-surplus	$—		$—		$705,807	$16,580,696		$(1,019)	$(9,565)
Undistributed (Over-distribution of) net investment income	(6)		(4,398)		(282,861)	384,253		(618)	(2,767)
Accumulated net realized gain (loss)	6		4,398		(422,946)	(16,964,949)		1,637	12,332
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2015, the Funds' last tax year end, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Undistributed net tax-exempt income1	$1,794,956		$303,937		$7,958,255		$18,977,545		$1,493,856		$2,338,254
Undistributed net ordinary income2	28,992		59,719		21,426		144,243		13,715		18,834
Undistributed net long-term capital gains	—		597,480		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 2, 2015, paid on March 2, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

96	Nuveen Investments

The tax character of distributions paid during the Funds' last tax year ended February 28, 2015, was designated for purposes of the dividends paid deduction as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Distributions from net tax-exempt income	$11,836,940		$2,564,562		$38,666,107		$63,182,286		$12,838,870		$19,624,362
Distributions from net ordinary income2	—		18,741		28,625		—		—		43,473
Distributions from net long-term capital gains	—		367,916		—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 28, 2015, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.
			California		California		California		California
	California		AMT-Free		Dividend		Dividend		Dividend
	Value		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NKX	)3	(NAC	)3	(NVX	)	(NZH	)
Expiration:
February 29, 2016	—		—		855,623		—		3,869,938
February 28, 2017	1,426,925		632,234		15,801,342		—		4,536,999
February 28, 2018	251,409		530,894		731,149		705,843		10,646,251
February 28, 2019	—		—		—		—		1,340,157
Not subject to expiration	1,271,090		3,790,991		16,887,599		2,601,453		11,242,857
Total	$2,949,424		$4,954,119		$34,275,713		$3,307,296		$31,636,202

3	A portion of California AMT-Free Income's (NKX) and California Dividend Advantage's (NAC) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
During the Funds' last tax year ended February 28, 2015, the following Funds utilized capital loss carryforwards as follows:

					California		California
	California		California		Dividend		Dividend
	Value		Value 2		Advantage		Advantage 3
	(NCA	)	(NCB	)	(NAC	)	(NZH	)
Utilized capital loss carryforwards	135,985		205,714		4,106,809		591,751
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

California
	California		Dividend
	Value		Advantage 2
	(NCA	)	(NVX	)
Post-October capital losses4	$60,575		$161,458
Late-year ordinary losses5	—		—

4	Capital losses incurred from November 1, 2014 through February 28, 2015, the Funds' last tax year end.
5	Ordinary losses incurred from January 1, 2015 through February 28, 2015, and specified losses incurred from November 1, 2014 through February 28, 2015.
7. Management Fees and Other Transactions with Affiliates
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
California Value (NCA) pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)
The annual Fund-level fee, payable monthly, for each Fund (excluding California Value (NCA)) is calculated according to the following schedules:

California Value 2 (NCB)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375
California AMT-Free Income (NKX)
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2015, the complex-level fee rate for each Fund was 0.1643%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
8. Borrowing Arrangements
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2014, California Value 2 (NCB), California AMT-Free Income (NKX), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) utilized $1,998,328, $5,382,341, $26,194,034, $268,482 and $5,697,332, respectively, of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. California Value (NCA) did not draw on this Unsecured Credit Line during the current fiscal period.

98	Nuveen Investments

During July 2015, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncement
Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
In June 2014, the FASB issued Accounting Standards Update ("ASU") 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11"), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds' financial statement disclosures.

Nuveen Investments	99

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

* Interested Board Member. ** Will retire from the Funds' Board of Trustees effective December 31, 2015.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC	NVX	NZH
Common shares repurchased	—	—	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

100	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

Nuveen Investments	101

Glossary of Terms Used in this Report (continued)

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

102	Nuveen Investments

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	103

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Directors or Trustees (as the case may be) of each Fund (each, a "Board" and each Director or Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, at an in-person meeting held on May 11-13, 2015 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.
The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board's understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.
The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

104	Nuveen Investments

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.
The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.
The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.
A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser's organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. ("Nuveen") (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the "TIAA-CREF Transaction").
With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund's various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds' sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory

Nuveen Investments	105

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds' sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.
In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser's continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser's investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser's ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser's strong commitment to compliance and reviewed information reflecting the compliance group's ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer's report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.
With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser's continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser's use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen's continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

106	Nuveen Investments

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser's investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the investment team. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three-and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund's premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.
In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.
•   The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.
•   Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.
•   The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.
•   The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund's peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund's investment objectives, investment

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.
With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.
In considering the performance data, the Independent Board Members noted the following with respect to the Funds:
For Nuveen California Municipal Value Fund, Inc. (the "Municipal Value Fund"), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three-and five-year periods, the Fund outperformed its benchmark in each of such periods. The Board recognized that the Fund's ranking compared to its peers was primarily due to its low-leverage mandate. The underlying bond portfolio, however, produced unlevered returns in line with that of other Nuveen California funds that ranked higher in the peer group. The Board also recognized the Fund's positive absolute performance for the one-, three-and five-year periods.
For Nuveen California Municipal Value Fund 2 (the "Municipal Value Fund 2"), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-and five-year periods, it ranked in the third quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three-and five-year periods. The Board recognized that the Fund's ranking compared to its peers was primarily due to its low-leverage mandate. The underlying bond portfolio, however, produced unlevered returns in line with that of other Nuveen California funds that ranked higher in the peer group. The Board also recognized the Fund's positive absolute performance for the one-, three-and five-year periods.
For Nuveen California AMT-Free Municipal Income Fund (the "AMT-Free Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the five-year period, the second quartile in the three-year period and the first quartile in the one-year period. The Fund also outperformed its benchmark in the one-, three-and five-year periods.
For Nuveen California Dividend Advantage Municipal Fund (the "Dividend Advantage Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-and three-year periods and second quartile in the five-year period. The Fund also outperformed its benchmark in the one-, three-and five-year periods.
For Nuveen California Dividend Advantage Municipal Fund 2 (the "Dividend Advantage Fund 2"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and the third quartile in the three-and five-year periods. The Fund also outperformed its benchmark in the one-, three-and five-year periods.
For Nuveen California Dividend Advantage Municipal Fund 3 (the "Dividend Advantage Fund 3"), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period and second quartile in the three-and five-year periods and outperformed its benchmark in the one-, three-and five-year periods.
Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1.            Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the "Peer

108	Nuveen Investments

Universe") selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor's net experience.
In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); differences in services provided and differences in the states reflected in the Peer Universe (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds' fees and expenses.
In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.
The Board noted that the Municipal Value Fund, the Municipal Value Fund 2 and the Dividend Advantage Fund 2 each had a net management fee and net expense ratio below or in line with their peer averages, the AMT-Free Fund and the Dividend Advantage Fund 3 each had a slightly higher net management fee than the peer average but a net expense ratio below or in line with the peer average, and the Dividend Advantage Fund had a slightly higher net management fee and a higher net expense ratio compared to its peer averages (with the higher relative expense ratio generally due to the one-time cost associated with being the acquiring fund in a merger as well as the differences with the peers in the Peer Universe, as some peers were unlevered funds and some peers had employed management fee waivers).
Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2.            Comparisons with the Fees of Other Clients
The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.
The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.
3.            Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen's net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.
The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.
The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the

110	Nuveen Investments

Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.
With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre-and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.
The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.
Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.
In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds' portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it had to acquire any such research services directly.
Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

Nuveen Investments	113

Notes

114	Nuveen Investments

Notes

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-0815D 11046-INV-B-10/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 5, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 5, 2015